SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/x/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-12

MAYOR’S JEWELERS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

//	Fee paid previously with preliminary materials.

//	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Mayor’s Jewelers, Inc.
14051 N.W. 14th Street, Suite 200
Sunrise, Florida 33323
(954) 846-8000

June 28, 2004

To Our Stockholders:

          On behalf of the Board of Directors of Mayor’s Jewelers, Inc. (the “Company”), I cordially invite you to attend the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the American Stock Exchange offices (Board Room), 86 Trinity Place, New York, New York 10006 on Tuesday, July 27, 2004, at 10:00 a.m., Eastern Standard Time. A Notice of the Annual Meeting, form of proxy, and a Proxy Statement containing information about the matters to be acted on at the Annual Meeting are enclosed.

          We urge you to attend the Annual Meeting. It is an excellent opportunity for the Company’s management to discuss the Company’s progress with you in person.

          It is important that your shares be represented at the Annual Meeting, whether in person or by proxy. To facilitate your participation in the Annual Meeting, regardless of whether you plan to attend in person, please complete, sign, date, and promptly return the enclosed proxy. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, even if you have previously returned your form of proxy, by following the procedures set forth in the Proxy Statement.

          We look forward to seeing you on July 27.

Yours truly,

Thomas A. Andruskevich
Chairman of the Board of Directors,
President and Chief Executive Officer

Mayor’s Jewelers, Inc.
14051 N.W. 14th Street, Suite 200
Sunrise, Florida 33323

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 27, 2004
PURPOSES OF THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1
INFORMATION REGARDING THE NOMINEE, DIRECTORS AND THE EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
PROPOSAL 2
PROPOSAL 3
APPENDIX A
APPENDIX B
APPENDIX C

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, July 27, 2004

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Mayor’s Jewelers, Inc. (the “Company”) will be held at the American Stock Exchange offices (Board Room), 86 Trinity Place, New York, New York 10006 on Tuesday, July 27, 2004, at 10:00 a.m. Eastern Standard Time, for the following purposes:

1.	To elect one Director of the Company;

2.	To approve the Company’s 2004 Long-Term Incentive Plan;

3.	To ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 26, 2005; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

          The Board of Directors has fixed the close of business on June 18, 2004, as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

          ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. ALL STOCKHOLDERS ALSO ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON.

BY ORDER OF THE BOARD OF DIRECTORS,

Thomas A. Andruskevich
Chairman of the Board of Directors,
President and Chief Executive Officer

Sunrise, Florida
June 28, 2004

Mayor’s Jewelers, Inc.
14051 N.W. 14th Street, Suite 200
Sunrise, Florida 33323

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 27, 2004

PROXY STATEMENT

Tuesday, July 27, 2004

TIME, DATE, AND PLACE OF ANNUAL MEETING

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mayor’s Jewelers, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. Eastern Standard Time, on Tuesday, July 27, 2004, at the American Stock Exchange offices (Board Room), 86 Trinity Place, New York, New York 10006, and at any adjournments or postponements thereof (the “Annual Meeting”), pursuant to the enclosed Notice of Annual Meeting.

          The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to stockholders entitled to vote at the Annual Meeting (the “Stockholders”) is June 28, 2004. Stockholders should review the information provided in this Proxy Statement in conjunction with the Company’s Annual Report to Stockholders, which accompanies this Proxy Statement. The Company’s principal executive offices are located at 14051 N.W. 14th Street, Suite 200, Sunrise, Florida 33323, and its telephone number is (954) 846-8000.

INFORMATION CONCERNING PROXY

          The enclosed proxy is solicited on behalf of the Company’s Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s Chief Administrative Officer, at the Company’s headquarters, a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

          The cost of preparing, assembling, and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders, and the enclosed proxy will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company has hired Georgeson Shareholder Communications Inc. to assist it in soliciting proxies for an anticipated fee of $6,000 plus out-of-pocket expenses. The Company may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

PURPOSES OF THE ANNUAL MEETING

          At the Annual Meeting, the Company’s stockholders will consider and act upon the following matters:

1.	To elect one Director of the Company for the term as specified herein;

2.	To approve the Company’s 2004 Long-Term Incentive Plan;

3.	To ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 26, 2005; and

4.	To transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.

          Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominee for Director named in Proposal 1 of this Proxy Statement, (b) to approve the Company’s 2004 Long-Term Incentive Plan, and (c) in favor of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 26, 2005. In the event a stockholder specifies a different choice by means of the enclosed proxy, such stockholder’s shares will be voted in accordance with the specification so made.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

          The Board of Directors has set the close of business on June 18, 2004, as the record date (the “Record Date”) for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 36,961,307 shares of the Company’s Common Stock, par value $.0001 per share (the “Common Stock”), issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. As of the Record Date, there were also 15,050 shares of the Company’s Series A-1 Convertible Preferred Stock (the “Preferred Stock”) issued and outstanding, which were convertible into an aggregate 50,166,667 shares of Common Stock. The holders of the Preferred Stock are entitled to vote the number of votes equal to the number of votes such holder could cast if such holder converted all of its shares of Preferred Stock into shares of Common Stock on each matter submitted to stockholders for approval at the Annual Meeting, except the election of the Directors of the Company. For ten (10) days prior to the Annual Meeting, a list of all stockholders entitled to vote at the Annual Meeting will be available for examination at the Company’s offices, at 14051 N.W. 14th Street, Suite 200, Sunrise, Florida 33323. If you would like to view the stockholder list, please call Paul Nobel at (954) 846-8000 to schedule an appointment.

          The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, including the shares of Common Stock that would be represented by the Preferred Stock if converted where applicable, is necessary to constitute a quorum. The director will be elected by plurality of the votes cast by the shares of Common Stock, not including the shares of Common Stock that would be represented by the Preferred Stock if converted, represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock, including the shares of Common Stock that would be represented by the Preferred Stock if converted, represented in person or by proxy at the Annual Meeting will be required to approve the Company’s 2004 Long-Term Incentive Plan, ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 26, 2005, and for any other matter that may be submitted to a vote of the stockholders. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the

Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before adjournment is taken.

          Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

          A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner’s shares with respect to the election of Directors and other matters addressed at the Annual Meeting. Any such shares that are not represented at the Annual Meeting, either in person or by proxy, will not be considered to have cast votes on any matters addressed at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of June 16, 2004, by: (i) each person known to the Company to beneficially own more than 5% of the Common Stock; (ii) the Company’s Named Executive Officers (as defined below) and Directors; and (iii) all Directors and Executive Officers of the Company as a group. The calculation of the percentage of outstanding shares is based on 36,961,307 shares outstanding on June 16, 2004, adjusted, where appropriate, for shares of stock beneficially owned but not yet issued. Named Executive Officers means the Company’s Chief Executive Officer and the four other highest paid Executive Officers of the Company during the fiscal year ended March 27, 2004. Except as otherwise indicated, each stockholder named has sole voting and investment power with respect to such stockholder’s shares.

	Amount of Beneficial Ownership
	of Common Stock
			Percentage of
			Outstanding
		Percentage of	Shares if all
	Total Shares	Outstanding	Preferred Shares
Name and Address(1) of Beneficial Owner(2)	Beneficially Owned	Shares	were Converted
Thomas A. Andruskevich (3)	2,000,000	5.1%	2.2%
Aida Alvarez (4)	102,667	*	*
John D. Ball (5)	333,332	*	*
Emily Berlin (6)	540,000	1.5%	*
Elizabeth M. Eveillard (7)	1,130,000	3.1%	1.3%
Massimo Ferragamo (8)	40,000	*	*
Joseph A. Keifer, III (9)	506,999	1.4%	*
Judith MacDonald (10)	30,000	*	*
Ann Spector Lieff (11)	90,000	*	*
Stephen M. Knopik (12)	30,000	*	*
Filippo Recami (13)	1,040,000	2.7%	1.2%
Albert J. Rahm, II (14)	107,334	*	*
Dr. Lorenzo Rossi di Montelera (15)	67,393,000	75.9%	75.9%
Marc Weinstein (16)	207,353	*	*
All Named Executive Officers and Directors as a Group (14 persons) (17)	73,550,685	78.8%	78.8%
5% Stockholders:
Henry Birks & Sons Holdings Inc. (18)	67,353,000	75.9%	75.9%
c/o Mendelsohn Rosentzveig Schater Me Marc Cantin 1000, rue Sherbrooke Quest, 27th Floor Montreal, Quebec, Canada H3A 3GA
Regaluxe Investments Sarl (19)	67,353,000	75.9%	75.9%
25 A. Boulevard Royal 2449 Luxembourg
Henry Birks & Sons Inc. (20)	67,353,000	75.9%	75.9%
1240 Phillips Square Montreal, Quebec, Canada H3B 3H4
Eliahu Ben-Shmual (21)	1,840,101	5.0%	2.1%
16300 N.E. 19TH Avenue, Suite 206 Miami Beach, Florida 33162

*	Less than 1 percent

(1)	Unless otherwise provided, the address for each “Beneficial Owner” is 14051 N.W. 14th Street, Suite 200, Sunrise, Florida 33323.

(2)	Unless otherwise noted, each person has sole voting and investment power over the shares listed opposite his or her name.

(3)	Includes options to purchase 1,000,000 shares of Common Stock which are currently exercisable or exercisable within 60 days and warrants to purchase 1,000,000 shares of Common stock at $0.30 per share. Mr. Andruskevich serves as President and Chief Executive Officer and is a Director for Henry Birks & Sons Inc.

(4)	Includes options to purchase 102,667 shares of Common Stock which are currently exercisable or exercisable within 60 days.

(5)	Includes warrants to purchase 333,332 shares of Common Stock at $0.30 per share.

(6)	Includes 500,000 shares of Common Stock and options to purchase 40,000 shares of Common Stock which are currently exercisable or exercisable within 60 days.

(7)	Includes options to purchase 40,000 shares of Common Stock which are currently exercisable or exercisable within 60 days, 90,000 shares held of record and 1,000,000 shares in which Mrs. Eveillard has an indirect ownership interest through her husband.

(8)	Includes options to purchase 40,000 shares of Common Stock which are currently exercisable or exercisable within 60 days.

(9)	Includes options to purchase 166,667 shares of Common Stock which are currently exercisable or exercisable within 60 days, warrants to purchase 333,332 shares of Common Stock at $0.30 per share, and 7,000 shares in which Mr. Keifer has an indirect ownership interest.

(10)	Includes options to purchase 30,000 shares of Common Stock which are currently exercisable or exercisable within 60 days.

(11)	Includes 50,000 shares of Common Stock and options to purchase 40,000 shares of Common Stock which are currently exercisable or exercisable within 60 days.

(12)	Includes options to purchase 30,000 shares of Common Stock which are currently exercisable or exercisable within 60 days.

(13)	Includes warrants to purchase 1,000,000 shares of Common Stock at $0.30 per share and options to purchase 40,000 shares of Common Stock which are currently exercisable or exercisable within 60 days. Mr. Recami serves as a Director for Henry Birks & Sons Inc.

(14)	Includes options to purchase 107,334 shares of Common Stock which are currently exercisable or exercisable within 60 days.

(15)	Includes beneficial indirect ownership through Henry Birks & Sons Inc. of warrants to purchase 1,583,336 shares of Common Stock at $0.30 per share, 50,166,667 shares of Common Stock if the Series A-1 Convertible Preferred Stock is converted, 15,602,997 shares held of record and direct ownership of options to purchase 40,000 shares of Common Stock which are currently exercisable or exercisable within 60 days. Dr. Rossi di Montelera serves as the Chairman of the Board of Directors for Henry Birks & Sons Inc.

(16)	Includes 350 shares of Common Stock and options to purchase 207,003 shares of Common Stock which are currently exercisable or exercisable within 60 days.

(17)	Includes 1,883,671 shares issuable upon the exercise of stock options for all Executive Officers and Directors, 1,647,350 shares in which the Directors and Executive Officers have an indirect beneficial ownership interest, 90,000 shares, warrants to purchase 2,666,668 shares of Common Stock at $0.30 per share, as well as the beneficial indirect ownership through Henry Birks & Sons Inc. of 1,583,336 warrants to purchase shares of Common Stock at $0.30 per share, 50,166,667 shares of Common Stock if the Series A-1 Convertible Preferred Stock is converted and 15,602,997 shares.

(18)	Includes beneficial indirect ownership through Henry Birks & Sons Inc. of warrants to purchase 1,583,336 shares of Common Stock at $0.30 per share and 50,166,667 shares of Common Stock if the Series A-1 Convertible Preferred Stock is converted and 15,602,997 shares.

(19)	Includes beneficial indirect ownership through Henry Birks & Sons Inc. of warrants to purchase 1,583,336 shares of Common Stock at $0.30 per share and 50,166,667 shares of Common Stock if the Series A-1 Convertible Preferred Stock is converted and 15,602,997 shares.

(20)	Includes direct ownership of warrants to purchase 1,583,336 shares of Common Stock at $0.30 per share and 50,166,667 shares of Common Stock if the Series A-1 Convertible Preferred Stock is converted and 15,602,997 shares.

(21)	Includes all shares held by Eliahu Ben-Shmuel, E.P. Family Partners, Hay Foundation and Tropical Time, Inc. as reported in its Schedule 13D dated as of September 21, 2001.

          Henry Birks & Sons Inc. (“Birks”) currently owns 15,602,997 shares of Common Stock and 15,050 shares of Series A-1 Convertible Preferred Stock (“Preferred Stock”) convertible into 50,166,667 shares of Common Stock. Birks has pledged all 15,602,997 shares of Common Stock and 15,050 shares of Preferred Stock as security for certain promissory notes. In an event of default of such pledge, there may be a change in control of the voting and dispositive power over such Preferred Stock and therefore a change of control over the Company.

PROPOSAL 1:

ELECTION OF DIRECTORS

          The Board of Directors currently consists of nine members. Birks, as the holder of 15,050 shares of the Preferred Stock, convertible into 50,166,667 shares of Common Stock (the “Preferred Stockholder”), is entitled to elect seven of the nine members of the Board of Directors pursuant to Section 5(a) of the Certificate of Designation of Series A-1 Convertible Preferred Stock of the Company. The Preferred Stockholder has elected the following seven members to the Board of Directors with a term expiring as indicated next to such Director’s name:

Massimo Ferragamo (2007)
Ann Spector Lieff (2007)
Thomas A. Andruskevich (2006)
Dr. Lorenzo Rossi di Montelera (2006)
Filippo Recami (2006)
Elizabeth M. Eveillard (2005)
Emily Berlin (2005)

          The Directors elected by the Common Stockholders of the Company are classified into separate classes with each class holding office for a three-year period. The two Directors elected by the Common Stockholders of the Company were Judith R. MacDonald, whose term expires in 2004, and Stephen M. Knopik, whose term expires in 2005.

          Accordingly, at the Annual Meeting, one Director is to be elected to hold office for the term indicated below. The nominee for election as Director is Judith R. MacDonald. Judith R. MacDonald is nominated for a term expiring in 2007. Information concerning the nominee is set forth below. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should the nominee become unable or unwilling to accept nomination or election for any reason, votes will be cast for a substitute nominee designated by the Board of Directors, which has no reason to believe the nominee named will be unable or unwilling to serve if elected.

Recommendation

     The Board of Directors recommends a vote “FOR” the nominee as Director to serve for the term specified above and until her successor is duly elected and qualified.

INFORMATION REGARDING THE NOMINEE, DIRECTORS AND THE EXECUTIVE OFFICERS

			Expiration	Preferred
Name	Age	Position	of Term	Stock Director
Thomas A. Andruskevich (5)	53	Chairman of the Board, President and Chief Executive Officer	2006	Yes

Emily Berlin (2), (3), (4)	57	Director	2005	Yes

Elizabeth M. Eveillard (5)	57	Director	2005	Yes

Massimo Ferragamo (3) (4)	46	Director	2007	Yes

Stephen M. Knopik (1), (2)	48	Director	2005	No

Judith R. MacDonald (1), (2)	61	Director	2004	No

Ann Spector Lieff (1), (3), (4)	52	Director	2007	Yes

Filippo Recami (5)	53	Director	2006	Yes

Dr. Lorenzo Rossi di Montelera (5)	63	Director	2006	Yes

Aida Alvarez	41	Group Vice President Category Management

John D. Ball	47	Senior Vice President and Chief Financial Officer

Joseph A. Kiefer, III	53	Senior Vice President and Chief Operating Officer

Albert J. Rahm, II	50	Vice President-Retail

Marc Weinstein	50	Senior Vice President and Chief Administrative Officer

(1)	Member of the Audit Committee, the Chairman of which is Mr. Knopik.

(2)	Member of the Corporate Governance Committee, the Chairman of which is Ms. Berlin.

(3)	Member of the Compensation Committee, the Chairman of which is Ms. Lieff.

(4)	Member of the Nominating Committee, the Chairman of which is Mr. Ferragamo.

(5)	Member of the Executive Committee, the Chairman of which is Dr. Rossi.

Nominee for Director

JUDITH R. MacDONALD

          Judith R. MacDonald, age 61, has served as a director of the Company since July, 2003. Ms. MacDonald has been Managing Director and Counsel at Rothschild Inc. since 1996. She is responsible for providing legal and compliance advice at Rothschild Inc., an investment banker and broker dealer, and its investment advisory affiliate, as well as ABN AMRO Rothschild LLC, a broker dealer involved in the equity capital markets and underwritings. From 1994 to 1996, Ms. MacDonald was Managing Director and Director of Compliance at BT (Banker’s Trust) Securities Corporation.

Directors Continuing in Office

          The following information is given with respect to the Directors who are not nominees for election at this Annual Meeting.

THOMAS A. ANDRUSKEVICH

          Thomas A. Andruskevich, age 53, is Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Andruskevich has been President and Chief Executive Officer of Henry Birks & Sons Inc. since June 1996 and joined the Board of Directors of Birks in 1999. From 1994 to 1996, he was President and Chief Executive Officer of the clothing retailer Mondi of America. From 1989 to 1994, he was Executive Vice President of International & Trade of Tiffany & Co. and from 1982 to 1989, Mr. Andruskevich served as Senior Vice President and Chief Financial Officer of Tiffany & Co. He also serves on the Board of Directors of Brazilian Emeralds, Inc. Mr. Andruskevich was elected to the Company’s Board of Directors in August, 2002.

EMILY BERLIN

          Emily Berlin, age 57, has been Executive Vice President and Director of Helm Holdings International since 2001. Based in Miami, Florida, the Helm Group of companies is a diversified privately owned group of approximately 70 companies operating principally in Latin America and the Caribbean. From 1974 to 2000, she was a member of the law firm of Shearman & Sterling, becoming a partner in 1981. She was elected to the Company’s Board of Directors in October, 2002.

ELIZABETH M. EVEILLARD

          Elizabeth M. Eveillard, age 57, is an independent consultant with over 30 years of experience in the investment banking industry. During 2000-2003, she was a consultant and Senior Managing Director, Retailing and Apparel Group, Bear, Stearns & Co., Inc. During 1988-2000, she served as Managing Director and Head of the Retailing Group, PaineWebber Incorporated. From 1972 to 1988 she held various positions at Lehman Brothers, including Managing Director in the Merchandising Group. She serves on the boards of the following publicly-held and private companies: Beall’s, Inc.; Too, Inc.; and Retail Ventures, Inc. In addition to her board seat at Beall’s, Inc., she is also a member of that company’s Compensation Committee. She received a consulting fee of approximately $112,000 from Bear, Stearns & Co., Inc. in connection with Birks’ investment in the Company. She was elected to the Company’s Board of Directors in August, 2002.

MASSIMO FERRAGAMO

          Massimo Ferragamo, age 46, has been the Chairman of the Board of Ferragamo USA, Inc., which is the wholly owned subsidiary of Salvatore Ferragamo Italia. Mr. Ferragamo had held the position of President since 1985 and became Chairman in 2000. Ferragamo USA Inc. imports and distributes Ferragamo products throughout North America. He also serves on the Board of Directors of YUM! Brands, Inc. and the American Italian Cancer Foundation. He was elected to the Company’s Board of Directors in October, 2002.

STEPHEN M. KNOPIK

          Stephen M. Knopik, age 48, has been the President of Beall’s, Inc. since 1998, the parent company of Beall’s Department Stores and Beall’s Outlet Stores, which operates more than 500 retail stores in fourteen (14) states. Mr. Knopik joined Beall’s as the Director of Finance in 1984. In December 2003, Mr. Knopik was elected to the Board of Directors of Beall’s, Inc. From 1978 to 1984, Mr. Knopik was with KPMG Peat Marwick in Tampa, Florida and had advanced during this time to the position of Senior Audit Manager. He was elected to the Company’s Board of Directors in December, 2003.

ANN SPECTOR LIEFF

          Ann Spector Lieff, age 52, is the founder of The Lieff Company, established in 1998, which is a Miami-based consulting group specializing in Chief Executive Officer mentoring, leadership development, corporate strategies to assist and expand organizations in the management of their business practices, and advisory services to corporate boards. She was Chief Executive Officer of SPEC’s Music from 1980 until 1998. Ms. Lieff currently serves as a member of the Executive Advisory Board, University of Denver Daniels College of Business and also serves on the Board of Directors of Herzfeld Caribbean Basin Fund, Claire’s Stores, Inc., and Hastings Entertainment, Inc. She was elected to the Company’s Board of Directors in October, 2002.

FILIPPO RECAMI

          Filippo Recami, age 53, has been a Director of Henry Birks & Sons Inc. since November 1, 1999 and a Managing Director of Iniziativa S.A. (Luxemborg) since the beginning of 1999. Mr. Recami is the Chief Executive Officer and Managing Director of Regaluxe Investment S.á.r.l., the controlling shareholder of Henry Birks & Sons Holdings Inc. which is the controlling shareholder of Birks. Between 1978 and 1998, Mr. Recami had held senior management positions in several major public European corporations including Fiat S.p.A. (Italy), Sorin Biomedica S.p.A. (Italy), Sorin France S.p.A. (France), SNIA S.p.A. (Italy), and Rhône Poulene S.A. (France). He was elected to the Company’s Board of Directors in August, 2002.

DR. LORENZO ROSSI di MONTELERA

          Dr. Lorenzo Rossi di Montelera, age 63, has served as Chairman of the Board of Directors of Henry Birks & Sons Inc. since 1993. He is also Chairman of Vonwiller S.A. (Geneva), a portfolio management and financial services firm, and Chairman of Regaluxe Investment S.á.r.l., a portfolio management company with holdings that include Henry Birks & Sons Holdings Inc. Dr. Rossi is also a member of the Board of Directors of Bacardi Martini B.V., Azimut S.p.A. and the Advisory Board of the Global Leadership Institute of New York. He was elected to the Company’s Board of Directors in August, 2002. Dr. Rossi is also the father-in-law of Mr. Carlo Coda-Nunziante who is the Group Vice President-Strategy and Integration for the Company and Birks.

Other Executive Officers

AIDA ALVAREZ

          From February 2001 to the present, Ms. Alvarez, age 41, has been the Vice President-Merchandising for the Company. She was recently named Group Vice President Category Management. From August 1989 to February 2001, Ms. Alvarez served as General Merchandise Manager, Divisional Merchandise Manager and Head Watch Buyer for the Company. Prior to joining the Company in August 1989, Ms. Alvarez worked for Zale Corporation as a group store manager from 1987 to 1989. Commencing in July 2004, Ms. Alvarez will provide services to Birks related to the category management of Birks’ branded watch business and her services will be billed to Birks under the Management Expense Reimbursement Agreement dated as of August 20, 2002, between the Company and Birks. Please refer to Page 14 regarding “Certain Relationships and Related-Party Transactions.”

JOHN D. BALL

          Mr. Ball, age 47, is the Senior Vice President and Chief Financial Officer of the Company. Mr. Ball also holds the position of Senior Vice President and Chief Financial Officer for Birks and has been with Birks since 1998. From 1979 to 1998, Mr. Ball had been with Coopers & Lybrand and held various positions including Audit Partner from 1989 to 1998. While at Coopers & Lybrand, Mr. Ball gained considerable experience in the Retail, High Tech and Financial Services sectors, including companies with TSE and NASDAQ listings, IPOs, restructurings and cross-border transactions. He has obtained both his CA and his CPA designations, and has experience with both Canadian and U.S. GAAP and both federal tax systems. Mr. Ball also retains the position of Chief Financial Officer of Henry Birks & Sons Holdings Inc., the parent company of Birks. Mr. Ball is an employee of Birks and his services are billed to the Company under the Management Expense Reimbursement Agreement, dated as of August 20, 2002, between the Company and Birks. Please refer to Page 14 regarding “Certain Relationships and Related-Party Transactions.”

JOSEPH A. KEIFER, III

          Mr. Keifer, age 53, is the Senior Vice President and Chief Operating Officer of the Company. Prior to joining Mayor’s, Mr. Keifer held the position of Vice President Merchandising for Birks from 1998 to 2002. From 1993 to 1997, Mr. Keifer was the Senior Vice President of Fine Jewelry Merchandise for Montgomery Ward. Prior to that, Mr. Keifer spent 21 years with Zale Corporation during which he held various positions, including Senior Vice President of Company Operations and President of the Bailey Banks & Biddle division.

ALBERT J. RAHM, II

          From January 2000 to the present, Mr. Rahm, age 50, has been the Vice President-Retail of the Company. In addition, Mr. Rahm just recently assumed additional responsibility for overseeing the retail operations of Birks. From April 1991 to January 2000, Mr. Rahm served in various store management positions and as Regional Vice President for the Company. Prior to joining the Company in April 1991, Mr. Rahm owned and operated three retail jewelry stores for a fourteen-year period in Shreveport, Louisiana. Commencing in July 2004, Mr. Rahm will serve in a similar capacity for Birks and his services will be billed to Birks under the Management Expense Reimbursement Agreement dated as of August 20, 2002, between the Company and Birks. Please refer to Page 14 regarding “Certain Relationships and Related-Party Transactions.”

MARC WEINSTEIN

          Mr. Weinstein, age 50, joined the Company in 1996 and is employed as the Senior Vice President and Chief Administrative Officer. Prior to joining the Company, Mr. Weinstein spent approximately 19 years with Burger King Corporation. During his tenure at Burger King, he gained extensive retailing, human resource and operations knowledge on both a domestic and international basis while holding a multitude of positions such as Vice President Managing Director in Europe, Vice President Operations and Vice President Human Resources.

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

          During the fiscal year ended March 27, 2004, the Board of Directors held a total of 18 Board and committee meetings. During such year, all Directors attended at least 75 percent of the meetings of the Company’s Board of Directors and committees of which they were a member. In addition to attending meetings, Directors discharge their responsibilities through review of Company reports to Directors and correspondence and telephone conferences with the Company’s Executive Officers, key employees, and others regarding matters of interest to the Company. The Board of Directors has determined that the following directors are independent directors, as determined by the American Stock Exchange listing standards: Emily Berlin, Massimo Ferragamo, Stephen M. Knopik, Judith MacDonald, and Ann Spector Lieff.

Audit Committee

          The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee reviews the scope and results of the annual audit of the Company’s consolidated financial statements conducted by the Company’s independent auditors, the scope of other services provided by the Company’s independent auditors, proposed changes in the Company’s financial accounting standards and principles, and the Company’s policies and procedures with respect to its internal accounting, auditing and financial controls. The Audit Committee also examines and considers other matters relating to the financial affairs and accounting methods of the Company, including selection and retention of the Company’s independent auditors. During the fiscal year ended March 27, 2004, the Audit Committee held 5 regularly scheduled meetings, and the Chairman of the Audit Committee held several meetings with management and the Company’s auditors. Stephen M. Knopik (Chair), Judith R. MacDonald and Ann Spector Lieff, each of whom is an independent, non-employee Director of the Company, currently constitute the Audit Committee. The Company has determined that Stephen M. Knopik is the Audit Committee Financial Expert. The Board of Directors has approved and adopted a revised charter for the Audit Committee on January 28, 2004, which is attached hereto as Appendix A.

Audit Committee Report(1)

          The Audit Committee of the Company is comprised of three independent Directors, as defined by the American Stock Exchange listing requirements, and operates under a written charter adopted by the Board of Directors.

          The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 27, 2004, with management and with the independent auditors, including matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

          The Audit Committee has reviewed the independent auditors’ fees for audit and non-audit services for the fiscal year ended March 27, 2004. There were no non-audit services provided by the independent auditors during the fiscal year ended March 27, 2004. The fees were $135,000 for the Company’s audit services.

          The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended, and has discussed with the independent auditors their independence.

          Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 27, 2004, to be filed with the SEC.

          The foregoing has been furnished by the Audit Committee:

Stephen M. Knopik (Chair)
Judith R. MacDonald
Ann Spector Lieff

(1) THIS SECTION IS NOT “SOLICITING MATERIAL,” IS NOT DEEMED FILED WITH THE SEC AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHETHER MADE BEFORE OR AFTER THE DATE HEREOF AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

Compensation of Independent Auditors

          During the fiscal years ended March 27, 2004 and March 29, 2003, the Company retained its independent auditors, KPMG LLP and Deloitte & Touche LLP, respectively, to provide services in the following categories and amounts:

Audit Fees

          The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 27, 2004 were approximately $135,000, and the aggregate fees for the review of the Company’s financial statements included in the Company’s Quarterly Report on Form 10-Q for the third fiscal quarter ended December 27, 2003, was approximately $16,500.

          Prior to the retention of KPMG LLP on November 13, 2003, Deloitte & Touche LLP served as independent auditors for the Company. The aggregate fees for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 29, 2003 and the eight-week transition period ended March 30, 2002 were approximately $222,600. The aggregate fees for the review of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-Q for the first and second fiscal quarter was approximately $28,000 and for the fiscal year ended March 29, 2003 were approximately $46,825.

Audit Related Fees

          During the fiscal year ended March 27, 2004, the Company paid its independent auditors approximately $4,000 related to providing services for the filing of a Form S-8 registration statement. During the year ended March 29, 2003, the Company’s independent auditors did not provide any audit related services, information systems design or implementation services to the Company.

Tax Fees

          During the fiscal year ended March 27, 2004, the Company’s independent auditors did not provide tax services for the Company. During the fiscal year ended March 29, 2003, the Company’s independent auditors reviewed the Company’s tax returns for fees aggregating approximately $19,000.

All Other Fees

          During the fiscal years ended March 27, 2004 and March 29, 2003, the Company’s former independent auditors, Deloitte & Touche LLP, provided audit services for the Mayor’s Jewelers, Inc. 401(k) Profit Sharing Plan & Trust for approximately $20,200 and $22,000, respectively.

Pre Approval Policies and Procedures

          The Audit Committee approves in writing in advance any audit or non-audit services that are not specifically disallowed by the Sarbanes-Oxley Act of 2002 provided to the Company by the independent accountants with the following exception. The Audit Committee does not have to pre-approve non-audit services provided that (i) the fees for all such services do not aggregate to more than five percent of total fees paid by the Company to the independent accountants in the fiscal year when services are provided; (ii) such services were not recognized as non-audit services at that time of engagement; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

Compensation Committee

          The Company has a standing Compensation Committee. The purpose of the Compensation Committee is to recommend to the Board executive compensation, including base salaries, bonuses and long-term incentive awards for the Chief Executive Officer and other Executive officers of the Company. During the fiscal year ended March 27, 2004, the Compensation Committee held 1 meeting. Ann Spector Lieff (Chair), Emily Berlin, and Massimo Ferragamo, each of whom is an independent, non-employee Director of the Company, currently constitute the Compensation Committee.

Nominating Committee

          The Company has recently created a standing Nominating Committee in accordance with the new SEC and AMEX rules on nominating committees. The Nominating Committee is governed by a Charter which is attached hereto as Appendix B. The Nominating Committee is responsible for nominating potential nominees to the Board of Directors. Massimo Ferragamo (Chair), Emily Berlin, and Ann Spector Lieff, currently constitute the Nominating Committee. All members of the Nominating Committee are independent as defined by the American Stock Exchange Listing Standards. The Company’s policy with regard to the consideration of any director candidates recommended by a stockholder is that the Company will consider such candidates and evaluate such candidates by the same process as candidates identified by the Nominating Committee.

          Stockholders who would like to recommend a director nominee candidate to be considered by the Nominating Committee and possibly placed on the Proxy Statement may do so by submitting the candidate’s resume and other contact information to the Nominating Committee at the 14051 N.W. 14th Street, Suite 200, Sunrise, Florida 33323, not less than 120 calendar days before the date the Company’s proxy statement is released to stockholders in connection with the previous year’s annual meeting.

          The Nominating Committee believes that a director nominee, whether such candidate was recommended by the Nominating Committee or a stockholder, should posses the following minimum qualifications: independence, integrity, commitment to service on the board, business judgment, financial literacy, public company experience, and general/broad business, legal and investment banking experience. The Nominating Committee also believes that the board as a whole should possess the following attributes: accounting and finance experience, industry knowledge, diversity and vision and strategy. A detailed discussion of each of these attributes can be found in the Nominating Committee charter. The Nominating Committee shall identify director nominee candidates from any appropriate source including stockholder recommendations.

          Judith MacDonald was recommended for consideration as a director nominee by the Nominating Committee as she was a standing director.

Corporate Governance Committee

          The Company has a standing Corporate Governance Committee. The Corporate Governance Committee is responsible for (i) overseeing all aspects of the Company’s corporate governance policies, and (ii) serving as the Independent Committee reflected in that certain Manufacturing & Sale Agreement (“Manufacturing & Sale Agreement”) dated as of August 20, 2002 by and between the Company and Birks and also in that certain Management Expense Reimbursement Agreement (“Management Expense Reimbursement Agreement”) dated as of August 20, 2002, by and between the Company and Birks. In this regard, the Corporate Governance Committee reviews and approves including, without limitation the following: transactions, plans, purchases, sales, services, dealings, agreements, arrangements and/or relationships between the Company, Birks and other affiliates and the Corporate Governance Committee is also responsible for the oversight and review of all related party transactions. During the fiscal year ended March 27, 2004, the Corporate Governance Committee held 3 meetings. The Corporate Governance Committee of the Company is comprised of three Directors and operates under a written charter adopted by the Board of Directors. Emily Berlin (Chair), Judith R. MacDonald, and Stephen M. Knopik, each of which is an independent, non-employee Director of the Company, currently constitute the Corporate Governance Committee.

Corporate Governance Committee Report

          The Corporate Governance Committee has reviewed and discussed with the Board of Directors of the Company the inter-company transactions between the Company, Birks and other affiliates for the fiscal year ended March 27, 2004, as well as the Company’s insider trading policy. The Corporate Governance Committee reported to the Board their findings relating to the management services billed pursuant to the Management Expense Reimbursement Agreement and also findings relating to due diligence inquiries made with certain members of management regarding specific services reflected in the actual management billings. The Corporate Governance Committee also reported to the Board on the actual sales of merchandise purchased pursuant to the Manufacturing & Sale Agreement. Based on its review of the inter-company transactions, the Corporate Governance Committee concluded that the inter-company transactions were in compliance with the terms of the Management Expense Reimbursement Agreement and the Manufacturing & Sale Agreement.

          In April 2004, the Corporate Governance Committee reviewed and recommended to the Board the approval of the Company entering into the Management Consulting Services Agreement with Regaluxe Investment Sarl. See “Certain Relationships and Related-Party Transactions” herein.

          The foregoing has been furnished by the Corporate Governance Committee:

Emily Berlin (Chair)
Judith R. MacDonald
Stephen M. Knopik

Executive Committee

          The Company has a standing Executive Committee. The purpose of the Executive Committee is to provide a simplified review and approval process in between Board meetings for certain corporate actions. The intent of the Executive Committee is to facilitate the efficient operation of the Company with guidance and direction from the Board of Directors. The goal is to provide a mechanism that can assist in the operations of the Company, including but not limited to, the supervision of management and the implementation of policies, strategies and programs.

          The Executive Committee is comprised of at least three members of the Board of Directors. Vacancies on the Committee shall be filled by majority vote of the Board of Directors at the next meeting of the Board following the occurrence of the vacancy.

          The current members of the Executive Committee are Dr. Lorenzo Rossi di Montelera (Chair), Filippo Recami, Thomas A. Andruskevich and Elizabeth M. Eveillard. During the fiscal year ended March 27, 2004 the Executive Committee held 4 meetings.

Compensation of Directors

          Each non-employee Director of the Company is entitled to receive an annual fee of $20,000 for serving on the Company’s Board of Directors. Effective April 20, 2004, the Audit Committee Chairperson is entitled to receive an additional annual fee of $10,000. In addition, effective April 20, 2004, in the event the Company forms a special independent committee of Directors, the Chairperson of such committee shall be entitled to receive $10,000 for his or service and the other members of the committee would each be entitled to receive $5,000 for their service on such committee. All Directors are reimbursed for travel expenses incurred in connection with the performance of their duties as Directors.

          Each outside Director of the Company is granted an option to purchase 20,000 shares of Common Stock upon election to the Board, which vests immediately but is not exercisable for 6 months, and receive an option to purchase 10,000 shares each January 1 thereafter, which vests immediately but are not exercisable for 6 months.

Certain Relationships and Related-Party Transactions

          On August 20, 2002, the Company closed on a $15.05 million gross equity investment transaction with Henry Birks & Sons Inc. (“Birks”). The Company incurred expenses related to the raising of the capital of approximately $1.5 million which was netted against the proceeds in stockholders’ equity. As consideration for the investment, Birks received 15,050 shares of Series A Convertible Preferred Stock, a newly formed class of stock that was convertible into 50,166,667 shares of common stock. Birks also received warrants that were exercisable for 12,424,596 shares of common stock at $0.30 per share, 12,424,596 shares of common stock at $0.35 per share and 12,424,595 shares of common stock at $0.40 per share. Of the net proceeds raised of $13.55 million, a fair value of $1.0 million has been allocated to the warrants. The preferred stock and warrants were issued by the Company without being registered, relying on an exemption under 4(2) of the Securities Act of 1933, as amended. Birks had entered into an Amended and Restated Registration Rights Agreement with the Company, whereby Birks has the right to require the Company to register all of the shares underlying the above described securities issued to Birks.

          On November 6, 2003, Birks exercised 32,523,787 of the warrants on a cashless basis based on an average market price of $0.766, as defined in the warrant agreements. The cashless feature of exercise resulted in the issuance of 17,352,997 shares of common stock and the forfeiture of 15,170,790 warrants. Following the exercise of the warrants, there were 4,750,000 warrants that remained outstanding which were previously assigned to certain current and former members of management of Birks and its Board of Directors. On March 22, 2004, Birks sold 1,000,000 shares of Mayor’s common stock at $0.50 per share in a private placement sale to the spouse of one of the Company’s Directors. The sale of stock resulted in compensation expense of $200,000 recorded by Mayor’s which represented the difference between the market value of the stock and the selling price at the date of the sale which is included in selling, general and administrative expenses in the Fiscal 2003 Consolidated Statement of Operations.

          Upon conversion of the preferred shares, Birks would own approximately 76.3% of the then outstanding common stock in Mayor’s.

          The Company’s Certificate of Designation (the “Certificate”) for the Series A Convertible Preferred Stock (“Series A Preferred”) provided that the holders of the preferred stock were entitled to receive dividends on each share of preferred stock at a rate per annum of $95 per share which equates to approximately $1.4 million annually, a 9.5% yield on the $15,050,000 investment. The Certificate called for the dividends to remain unpaid until January 15, 2005 for dividends cumulated through October 14, 2004; thereafter, all dividends, including cumulative but unpaid, were to be payable quarterly in arrears on each January 15, April 15, July 15 and October 15 of each year, commencing on January 15, 2005 if declared by the Board of Directors. The Certificate further provided that the Series A Preferred had a liquidation value of $1,000 per share.

          The Certificate also provided that Birks had the right to elect a percentage of the total authorized Directors of the Company, rounded to the next highest whole number, corresponding to the percentage of common stock that would be held by Birks on the record date of such election as if Birks had converted all of the Series A Preferred then outstanding into common stock. Currently, Birks has the right to elect seven of the nine members of the Company’s Board of Directors.

          In January 2004, Birks asked the Company to consider paying an early payment of the cumulative dividends earned by Birks on the Series A Preferred which approximated $2,185,755 through February 28, 2004. Also, in January 2004, the Company formed a committee of independent directors of its Board (the “Committee”) to evaluate Birks’ request. The Committee retained an investment banking firm, Capitalink, L.C. (“Capitalink”) to perform certain analyses of the structure of the proposed transaction.

          The Company determined that in order to effectuate the payment of an early dividend it would have to issue a new series of preferred stock to Birks in exchange for its shares of Series A Preferred (the “Exchange”). The Company also determined that it would have to borrow funds from Back Bay Capital Funding LLC to pay the dividend, (the “Loan”), on the newly created series of preferred stock (the “Dividend”). After extensive discussions, negotiations, deliberations, and considerations, the Committee unanimously recommended to the Board that it was in the best interests of the Company to approve the Exchange, the payment of the Dividend, and the Loan (collectively, the “Transaction”). On February 20, 2004, the Company’s Board of Directors unanimously (with the exception of Thomas Andruskevich and Filippo Recami, who abstained from voting, and Dr. Lorenzo Rossi di Montelera, who was unavailable to participate in the Board meeting) approved the Transaction.

          On February 20, 2004, the Company issued a newly created Series A-1 Convertible Preferred Stock (“Series A-1 Preferred”) to Birks in exchange for its shares of Series A Preferred. The Series A-1 Preferred is substantially identical to the Series A Preferred, with the exception of certain changes primarily to the provisions regarding the payment of dividends, future dividend rates, and the conversion rate. The Company entered into an Exchange Agreement with Birks whereby each share of Series A Preferred was exchanged for one share of Series A-1 Preferred.

          In connection with the Exchange, Birks agreed to (a) reimburse the Company in full for all Transaction expenses, (b) reduce the dividend rate from $95 per share to $80 per share per annum on the Series A-1 Preferred, resulting in a savings in cumulative dividends of approximately $225,750 annually; and (c) waive the dividend for one year on the Series A-1 Preferred. Capitalink advised the Committee that this waiver of one year of dividends equated to a net savings to the Company of approximately $920,000 since the Company would have to pay interest on the Loan of approximately $280,000. Additionally, if Birks decides to convert its Series A-1 Preferred into common stock in the next year, the conversion rate will be decreased so that the Company receives the value of the waived dividend, on a pro rata basis., Although the Company has no right to redeem the shares of its outstanding Series A-1 Preferred, in the event that the Company were deemed to acquire any shares of its Series A-1 Preferred in a business combination or other transaction, then Birks will pay the Company a cash payment equal to the pro rata value of the waived dividend.

          In connection with the Transaction, the Company received an opinion of Delaware counsel that the declaration and payment of the Dividend would not contravene Section 170 of the Delaware General Corporation Law, and an opinion from Capitalink that the Transaction was fair, from a financial point of view, to the minority stockholders of the Company. The Company also received various other analyses from Capitalink.

          On February 20, 2004, the Company evidenced the Loan by entering into that certain Third Amendment to Revolving Credit, Tranche B Loan and Security Agreement, Limited Waiver and Consent (the “Amended Credit Agreement”), dated as of February 20, 2004, by and among Fleet Retail Group Inc., GMAC Commercial Finance, LLC, Back Bay Capital Funding LLC, the domestic subsidiaries of the Company and the Company. The Amended Credit Agreement provides for, among other things, effectively increasing the term loan by $2 million; modifying the calculation of the credit facilities borrowing formula so as to fully permit the payment of the Dividend without negatively impacting the availability of borrowings under the Company’s credit facility or otherwise creating a material adverse effect on the Company’s liquidity; and adjusting the borrowing base to provide for the inclusion of the Company’s accounts receivable, up to a maximum of $3 million.

          Mayor’s Chief Executive Officer, Chief Financial Officer, Group VP-Finance, Group VP-Marketing, Group VP-Supply Chain Operations, Group VP-Strategy and Business Integration, Group Creative Director and other members of Mayor’s management serve in similar capacities for Birks. As of July 2004, the VP-Retail will serve in similar capacity for Birks as for Mayors and the Group VP-Category Management will assist Birks in the category management of Birks’ branded watch business. In addition, Thomas A. Andruskevich, Chairman of the Mayor’s Board of Directors, and its President, and Chief Executive Officer, and Filippo Recami, a Director of Mayor’s, serve as Directors of Birks. Lorenzo Rossi di Montelera, a Director of Mayor’s, serves as the Chairman of the Board of Directors of Birks.

          As part of Birks investment in 2002, the Company entered into a Manufacturing & Sale Agreement and a Management Expense Reimbursement Agreement with Birks effective August 20, 2002. The Manufacturing & Sale Agreement allows for the purchase of merchandise from Birks at market prices in accordance with a purchase plan, which is pre-approved annually by the Corporate Governance Committee of the Board of Directors of the Company. The Management Expense Reimbursement Agreement allows for the Company to acquire certain management services from Birks, at its cost, in accordance with a project schedule, which is pre-approved annually by the Corporate Governance

Committee of the Board of Directors. At the end of each quarter, the Corporate Governance Committee reviews and approves all purchases and expense reimbursement transactions. The terms of these agreements are one year, and automatically renew; however, they can be terminated at any time by the Corporate Governance Committee. The Company can sell merchandise and provide management services to Birks under terms similar to those in the agreements.

          In Fiscal 2003 and Fiscal 2002, Mayor’s incurred approximately $82,000 and $234,000, respectively, of net costs from Birks related to advisory, management and corporate services pursuant to the Management Expense Reimbursement Agreement which was net of expenses charged to Birks from Mayor’s for similar services. Included in selling, general and administrative expenses in Fiscal 2002 are $390,000 of amounts paid to Birks for merchandising and other consulting services prior to the equity investment transaction. Also, during Fiscal 2003 and Fiscal 2002, Mayor’s purchased approximately $599,000 and $407,000, respectively, of merchandise from Birks and Birks purchased approximately $56,000 and $109,000, respectively, of merchandise from Mayor’s pursuant to the Manufacturing & Sale Agreement. As of March 27, 2004, the Company owed Birks $262,000 related to purchases of inventory, advisory, management and corporate services and for expenses paid by Birks on behalf of Mayor’s. Mayor’s also purchased $28,000 and $108,000, respectively, of merchandise from Cristalleries Royales de Champagne, a company controlled by the majority owners of Birks, during Fiscal 2003 and Fiscal 2002, respectively.

          On April 22, 2004, the Company entered into a Management Consulting Services Agreement (the “Agreement”) with Regaluxe Investment Sarl, a company incorporated under the laws of Luxembourg (“Regaluxe”), to become effective on May 1, 2004. Under the Agreement, Regaluxe is to provide advisory, management and corporate services to the Company for approximately $125,000 for the two-month period ending June 30, 2004, and $125,000 for each fiscal quarter thereafter up to and including the quarter ending March 31, 2005, plus out of pocket expenses. The initial term of the Agreement begins on May 1, 2004 and ends on March 31, 2005. The Agreement may be renewed for additional one year terms by the Company subject to an annual review and approval by the Company’s Corporate Governance Committee.

          Regaluxe is the controlling shareholder of Henry Birks & Sons Holdings Inc. which is the controlling shareholder of Birks. Two of the Company’s directors, Filippo Recami and Dr. Lorenzo Rossi di Montelera, are affiliated with Regaluxe. Mr. Recami is the Chief Executive Officer and managing director of Regaluxe, and Dr. Rossi is a member of the Board of Directors of Regaluxe. Furthermore, Dr. Rossi shares joint voting control over the shares of Iniziativa S.A., which owns 100% of the outstanding stock of Regaluxe. The Board of Directors of the Company waived the provisions of the Company’s Code of Conduct relating to related party transactions when the Board of Directors approved the Company entering into the Agreement with Regaluxe

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such reporting persons are required by SEC regulation to furnish the Company with copies of all such reports they file. Based solely on a review of the copies of such reports the Company received, or written representations from certain reporting persons, the Company believes that during the fiscal year ended March 27, 2004, all officers, Directors, and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, except for inadvertent late filings of Form 4’s filed by each of the Directors of the Company related to the 10,000 stock options received on January 1, 2004 and a Form 4 for Elizabeth Eveillard related to the indirect beneficial purchase of 1,000,000 shares of the Company’s Common Stock.

Communication with the Board of Directors and Director Attendance at Annual Meetings

          The Company has a formal policy regarding director attendance at the annual stockholder meetings. Directors are encouraged to attend the annual stockholders meeting, all meetings of the Board of Directors and all committee meetings of which he/she is a member. If necessary, directors can attend the meeting via teleconference. Eight of the nine members of the Board of Directors attended the 2003 Annual Meeting of the Company’s Stockholders.

          The Company has a formal policy regarding communications with the Board of Directors. Stockholders may communicate with the Board of Directors by writing to the Chairman of the Board of Directors by mail to 14051 N.W. 14th Street, Suite 200 Sunrise, Florida 33323, by email to tandruskevich@mayors.com, or by fax to (954) 846-2715. Stockholders should include their contact information in the communication. The Chairman will ensure that this communication is delivered to the Board of Directors or the specified director, as the case may be.

Code of Ethics

          The Company’s Board of Directors has adopted a code of ethics that applies to the Company’s Chief Executive Officer, Chief Financial Officer and Controller, as required by the Securities and Exchange Commission. The current version of such code of ethics can be found at www.mayors.com.

EXECUTIVE COMPENSATION

          The following table summarizes the compensation earned for the fiscal years ended March 27, 2004, March 29, 2003 and February 2, 2002, by the Company’s Named Executive Officers.

Summary Compensation Table

						Long-Term Compensation
		Annual Compensation				Awards			Payouts
					Other	Restricted	Securities
					Annual	Stock	Underlying		LTIP	All Other
Name and		Salary	Bonus		Compensation	Award(s)	Options/SARs		Payouts	Compensation
Principal Position	Year	($)	($)		($)	($)	(#)		($)	($)
Thomas A. Andruskevich (1)	2003	500,000	265,150	(9)	15,000	0	0		0	0
Chairman of the Board, President	2002	228,846	55,000		6,343	0	1,500,000	(4)	0	0
and Chief Executive Officer

Joseph A. Keifer, III (2)	2003	380,000	152,000	(9)	21,242	0	0		0	0
Chief Operating Officer and	2002	173,923	25,000		13,341	0	500,000	(5)	0	0
Senior Vice President

Marc Weinstein	2003	238,462	104,544	(9)	24,790	0	0		0	0
Chief Administrative Officer	2002	200,000	115,000	(3)	28,580	0	100,000	(6)	0	0
and Senior Vice President	2001	200,000	0		21,983	0	40,000		0	0

Albert J. Rahm, II	2003	185,000	74,000	(9)	18,405	0	0		0	0
Vice President-Retail	2002	185,000	92,500	(3)	20,209	0	30,000	(7)	0	0
	2001	180,481	51,750		14,314	0	46,000		0	0

Aida Alvarez	2003	159,385	56,000	(9)	24,653	0	0		0	0
Group Vice President-	2002	144,000	72,000	(3)	19,033	0	20,000	(8)	0	0
Category Management	2001	140,235	24,000		5,863	0	82,000		0	0

(1)	Salary for 2002 represents services from October 1, 2002, the date of commencement of employment, to March 29, 2003.

(2)	Salary for 2002 represents services from October 1, 2002, the date of commencement of employment, to March 29, 2003.

(3)	The bonus of these Executive Officers represent specific retention bonuses that were established for these specific key executives in order to incentivize them to remain with the Company during a time of significant uncertainty regarding the Company’s future.

(4)	Mr. Andruskevich’s stock options were granted on October 1, 2002. In addition to the Mayor’s stock option grants listed herein, on each of the dates January 31, 2003 and January 31, 2004, Mr. Andruskevich was assigned 500,000 warrants by Birks to purchase shares of Mayor’s Common Stock at $0.30 per share, and on January 31, 2005, Mr. Andruskevich will be assigned 500,000 warrants to purchase Mayor’s Common Stock at $0.30 per share.

(5)	Mr. Kiefer’s stock options were granted on October 1, 2002. In addition to the Mayor’s stock option grants listed herein, on each of the dates January 31, 2003 and January 31, 2004, Mr. Keifer was assigned 166,666 warrants by Birks to purchase shares of Mayor’s Common Stock at $0.30 per share, and on January 31, 2005, Mr. Kiefer will be assigned 166,668 warrants to purchase Mayor’s Common Stock at $0.30 per share.

(6)	These stock options were granted to Mr. Weinstein as follows: 100,000 on October 1, 2002, 40,000 on October 26, 2001 and 50,000 on May 10, 2000.

(7)	These stock options were granted to Mr. Rahm as follows: 30,000 on October 1, 2002, 10,000 on September 26, 2001, 36,000 on February 23, 2001 and 40,000 on May 4, 2000.

(8)	These stock options were granted to Ms. Alvarez as follows: 20,000 on October 1, 2002, 10,000 on September 26, 2001, 72,000 on February 23, 2001 and 20,000 on May 4, 2000.

(9)	The bonuses were earned during the year ended March 27, 2004, but were not paid until June 25, 2004.

Option Grants in Last Fiscal Year

     There were no option grants in the year ended March 27, 2004.

Aggregated Option Exercises In Last Fiscal Year And Year-End Option Values

     The following table provides information about the number of aggregated option exercises during the last fiscal year and value of options held by the Named Executive Officers at March 27, 2004:

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options at		In-the-Money Options
	Acquired on	Value	Fiscal Year-End		at Fiscal Year-End ($)
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas A. Andruskevich	0	0	1,000,000	500,000	$450,000	$225,000
Joseph A. Keifer, III.	0	0	166,667	333,333	75,000	150,000
Marc Weinstein	0	0	207,003	79,999	15,000	30,000
Albert J. Rahm, II	0	0	107,334	23,333	4,500	9,000
Aida Alvarez	0	0	102,667	16,666	3,000	6,000

Equity Compensation Plan Information

     The following table provides information as of March 27, 2004 about shares of the Company’s Common Stock to be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans:

			(C)
	(A)		Number of Securities
	Number of Securities	(B)	Remaining Available
	To Be Issued Upon	Weighted-Average	for Issuance Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants And Rights	Warrants and Rights	Reflected in Column (A)
Equity Compensation plans approved by Stockholders	10,781,797	$1.26	1,958,679
Equity Compensation plans not approved by Stockholders	0	0	0

Total	10,781,797	$1.26	1,958,679

Employment Agreements

THOMAS A. ANDRUSKEVICH

          The Company entered into an employment agreement with Thomas A. Andruskevich, effective October 1, 2002 (the “Agreement”). Under the agreement, Mr. Andruskevich serves as the Chairman of the Board of Directors of the Company, and as President and Chief Executive Officer of the Company for a term continuing until March 31, 2005, unless earlier terminated in accordance with the agreement. On April 20, 2004, the Board of Directors approved the Company entering into an amendment to Mr. Andruskevich’s employment agreement whereby, among other things, the term of his employment would be extended until March 31, 2008 (the “Amendment”). His employment agreement allows him to continue his employment with Birks where he has been President and Chief Executive Officer since June, 1996. He receives an annual base salary from the Company of $500,000 and has the opportunity to receive an annual cash bonus based upon the achievement of objective performance criteria, which are set each year by the Compensation Committee and approved by the Board of Directors. The Amendment provides that Mr. Anduskevich’s base salary will be increased to $600,000 on April 1, 2006, provided his and the Company’s performance are satisfactory and confirmed by the Executive Committee and Compensation Committee at such time. The Amendment further provides that his target bonus opportunity will increase annually beginning in Fiscal 2005 and that he will receive an additional long-term incentive compensation award. Mr. Andruskevich will receive stock options to purchase 1,000,000 shares of the Company’s Common Stock or the equivalent after-tax value of such stock options through an alternative long term incentive plan. One-third of the options become exercisable on March 31, 2006, one-third of the options become exercisable on March 31, 2007, and the remaining one-third of the options become exercisable on March 31, 2008. The Amendment allows the Company to terminate Mr. Andruskevich’s employment with or without cause. In the event Mr. Andruskevich’s employment is terminated without cause or if he resigns for good reason, he will receive his annual base salary and financial planning, health, and dental benefits until March 31, 2008, plus up to an additional 12 months if he is unable to find another suitable employment position. Mr. Andruskevich shall also be entitled to a lump sum cash payment equal to the average annual bonus paid to him for any of the 3 fiscal years ending prior to the date of the resignation or termination multiplied by a fraction, the numerator of which is the number of days from the date of resignation or termination until the end of the term, and the denominator of which is 365, plus a lump sum cash payment of $24,000 for disability and life insurance. In the event Mr. Andruskevich’s employment terminates as a result of his death, Mr. Andruskevich is entitled to get all the payments he is entitled to if his employment is terminated without cause or if he resigns for good reason as described above except the lump sum cash payment of $24,000 for disability and life insurance. The Amendment prohibits Mr. Andruskevich from competing with the Company in certain markets for a period of twelve (12) months after the termination of the Amendment. If Mr. Andruskevich’s employment is terminated without cause or if he resigns for good reason within the two year period following a change of control, Mr. Andruskevich shall receive his annual base salary, annual bonus and financial planning, health, and dental benefits for the greater of two (2) years or the unexpired portion of the term plus one (1) year, and Mr. Andruskevich shall also be entitled to certain bonus compensation and a lump sum cash payment of $24,000 for disability and life insurance.

JOSEPH A. KEIFER, III

          The Company entered into an employment agreement with Joseph A. Keifer, III, effective October 1, 2002. Under the agreement, Mr. Keifer serves as Senior Vice President and Chief Operating Officer of the Company for a term continuing until October 1, 2004, with such term to automatically renew for successive one-year renewal terms unless the Company or Mr. Keifer provides the other with notice of its determination not to renew the agreement. He receives an annual base salary of $380,000 and has the opportunity to receive an annual cash bonus based upon the achievement of certain objective performance criteria, which are set each year by the Company. Each year, the Compensation Committee shall consider Mr. Keifer for an award of stock options. The agreement allows the

Company to terminate Mr. Keifer with or without cause. In the event Mr. Keifer’s employment is terminated without cause or if he resigns for good reason, he will receive his annual base salary, financial planning, health, and dental benefits, and automobile allowance for six (6) months following the date of his resignation or termination. Mr. Keifer is also entitled to a pro rata amount of any bonus compensation payable to him for that year. The agreement prohibits Mr. Keifer from competing with the Company for a period of six (6) months after the termination of the agreement.

MARC WEINSTEIN

          The Company entered into an employment agreement with Marc Weinstein, effective October 26, 2001, and amended as of July 19, 2002 and March 31, 2003. Under the agreement, Mr. Weinstein serves as Senior Vice President and Chief Administrative Officer of the Company for a term continuing until October 26, 2004, with such term to automatically renew for successive one-year renewal terms unless the Company or Mr. Weinstein provides the other with notice of its determination not to renew the agreement. He receives an annual base salary of $240,000 and has the opportunity to receive an annual cash bonus based upon the achievement of objective performance criteria, which are set each year by the Company. Each year, the Compensation Committee shall consider Mr. Weinstein for an award of stock options. The agreement allows the Company to terminate Mr. Weinstein with or without cause. In the event Mr. Weinstein’s employment is terminated without cause, if he resigns for good reason or if the Company fails to renew his employment agreement, he will receive his annual base salary, financial planning, health, and dental benefits, and automobile allowance for one (1) year following the date of his resignation or termination. Mr. Weinstein is also entitled to reimbursement from the Company for reasonable expenses incurred while seeking employment with another employer for one year following his termination or resignation, accelerated vesting of certain stock options, a pro rata amount of any bonus compensation payable to him for that year, and a lump sum cash payment of $10,000 for disability and life insurance. The agreement prohibits Mr. Weinstein from competing with the Company for a period of one (1) year after the termination of the agreement. If Mr. Weinstein’s employment is terminated within the two year period following a change of control, Mr. Weinstein shall receive a severance payment equal to two times his annual base salary, financial planning, health, and dental benefits and automobile allowance for a period of two (2) years. Mr. Weinstein shall also be entitled to certain bonus compensation and a lump sum cash payment of $20,000 for disability and life insurance.

ALBERT J. RAHM, II

          The Company entered into an employment agreement with Albert J. Rahm, II, effective May 10, 2001, and amended as of July 19, 2002. Under the agreement, Mr. Rahm serves as Vice President-Retail of the Company for a term continuing until May 10, 2005, with such term to automatically renew for successive one-year renewal terms unless the Company or Mr. Rahm provides the other with notice of its determination not to renew the agreement. He receives an annual base salary of $200,000 and has the opportunity to receive an annual cash bonus based upon the achievement of objective performance criteria, which are set each year by the Company. The agreement allows the Company to terminate Mr. Rahm with or without cause. In the event Mr. Rahm’s employment is terminated without cause, if he resigns for good reason, or if the Company fails to renew his employment agreement, he will receive his annual base salary, health and dental benefits, and automobile allowance for one (1) year following the date of his resignation or termination. Mr. Rahm is also entitled to reimbursement from the Company for reasonable expenses incurred while seeking employment with another employer for one (1) year following his termination or resignation, accelerated vesting of certain stock options, a pro rata amount of any bonus compensation payable to him for that year, and a lump sum cash payment of $10,000 for disability and life insurance. The agreement prohibits Mr. Rahm from competing with the Company for a period of one (1) year after the termination of the agreement. If Mr. Rahm’s employment is terminated within the two (2) year period following a change of control, Mr. Rahm shall receive a severance payment equal to two (2) times his annual base salary, health and dental benefits and automobile allowance for a period of two (2) years. Mr. Rahm shall also be entitled to certain bonus compensation and a lump sum cash payment of $10,000 for disability and life insurance.

AIDA ALVAREZ

          The Company entered into an employment agreement with Aida Alvarez, effective May 10, 2001, and amended as of July 19, 2002. Under the agreement, Ms. Alvarez serves as Group Vice President Category Management the Company for a term continuing until May 10, 2005, with such term to automatically renew for successive one-year renewal terms unless the Company or Ms. Alvarez provides the other with notice of its determination not to renew the agreement. She receives an annual base salary of $175,000 and has the opportunity to receive an annual cash bonus based upon the achievement of certain objective performance criteria, which are set each year by the Company. The agreement allows the Company to terminate Ms. Alvarez with or without cause. In the event Ms. Alvarez’s employment is terminated without cause, if she resigns for good reason, or if the Company fails to renew her employment agreement, she will receive her annual base salary, health and dental benefits, and automobile allowance for one (1) year following the date of her resignation or termination. Ms. Alvarez is also entitled to reimbursement from the Company for reasonable expenses incurred while seeking employment with another employer for one (1) year following her termination or resignation, accelerated vesting of certain stock options, a pro rata amount of any bonus compensation payable to her for that year, and a lump sum cash payment of $10,000 for disability and life insurance. The agreement prohibits Ms. Alvarez from competing with the Company for a period of one (1) year after the termination of the agreement. If Ms. Alvarez’s employment is terminated within the two (2) year period following a change of control, Ms. Alvarez shall receive a severance payment equal to two (2) times her annual base salary, health and dental benefits and automobile allowance for a period of two (2) years. Ms. Alvarez shall also be entitled to certain bonus compensation and a lump sum cash payment of $10,000 for disability and life insurance.

Ten-year Option Repricings

          There were no option repricings for Named Executive Officers during the fiscal year ended March 27, 2004.

Compensation Committee Interlocks and Insider Participation

          All decisions regarding compensation of the Company’s executive officers are subject to the review by the Compensation Committee. The purpose of the Compensation Committee is to recommend to the Board the compensation of the Chief Executive Officer and the other executive officers. Ann Spector Lieff (Chair), Massimo Ferragamo and Emily Berlin, each of whom is an independent, non-employee Director of the Company, constitute the Compensation Committee.

Board Compensation Committee Report on Executive Compensation

          The Compensation Committee is responsible for determining compensation levels, including bonuses, for the Officers of the Company other than the Executive Officers, awarding stock options to such Officers, and for recommending to the Board of Directors the cash and equity compensation of the Company’s Executive Officers.

          Salaries and Benefits

          The Committee believes that both the compensation and benefits programs provided for the Executive Officers is generally competitive with similar organizations within the luxury jewelry and retail industry. In determining the compensation of the Company’s Executive Officers, the Committee takes into account all factors that it considers relevant, including business conditions in general and the Company’s performance during the year in light of such conditions, the market compensation for executives of similar background and experience, and the performance of the specific Executive Officer under consideration and the business area of the Company for which such Executive Officer is responsible. Regarding Chief Executive officer compensation, the Committee considers many of the same factors looked at for the other Executive Officers. Some of the key company performance measures that are considered specifically for the Chief Executive Officer are sales, gross profit, overall profitability, cash flow and other key strategic and financial objectives as outlined in the Company’s Profit and Strategic Plans.

          Bonuses

          The Committee believes that the cash bonus portion of the Executive Officers’ compensation, or the “at risk” component, should vary according to the Executive Officer’s level of responsibility and individual performance and be based upon the overall financial performance of the Company. The Committee believes that this portion of the Executive Officer’s compensation is critical in order to ensure that such Executive Officer’s interests are aligned with the interests of the stockholders of the Company. At the present time, the bonus targets for Executive Officers range from 30% to 60% of their respective base annual salary. For example, most management bonuses are paid out at 75% of target if 100% of the annual planned Earnings before taxes (“EBT”) is achieved, 100% of target if 125% of the annual financial EBT plan is achieved and a maximum 110% of target if 135% of the annual financial EBT is achieved.

          Stock Options

          Executive Officers may be granted options to purchase the Common Stock of the Company on an annual basis. It is believed that providing this type of incentive, one which links a portion of the Executive Officer’s compensation to the long-term interests of the stockholders, is a valuable consideration and will create an even greater focus on the part of the Executive Officers to balance short and long-term decision making. The amount of the grants take into consideration such factors as the Executive Officer’s level of responsibility, their level of performance and contribution to Company results and their potential for growth and ongoing contribution within the Company.

Ann Spector Lieff (Chair)
Massimo Ferragamo
Emily Berlin

PERFORMANCE GRAPH

The following graph compares the five-year cumulative total stockholder return on the Company’s Common Stock, with the cumulative total stockholder return of companies comprising the American Stock Exchange (“AMEX”) Market Value Stock Index and the total stockholder return of a peer group of companies comprising the S&P Specialty Stores Index. The Company will provide stockholders, upon request, with a list of the companies included in the S&P Specialty Stores Index. The graph assumes an initial investment of $100 and reinvestment of all dividends.

Comparison of 62 Month Cumulative Total Returns

		Fiscal Year Ended
		Jan. 29,	Feb. 3,	Feb. 2,	Mar. 29,	Mar. 27,
	Base
Company/Index	Date*	2000	2001	2002	2003	2004
MAYOR’S JEWELERS, INC.	$100	106.98	130.23	44.28	9.30	10.79
AMEX MARKET VALUE STOCK INDEX	100	133.22	136.06	120.79	104.10	142.13
S&P SPECIALTY STORES INDEX	100	56.43	63.99	80.24	69.41	115.72

•	Reflects $100 invested in Mayor’s Common Stock and in each index, including reinvestment of dividends, January 1998.

PROPOSAL 2:

APPROVAL OF THE COMPANY’S 2004 LONG-TERM INCENTIVE PLAN

          The Board of Directors has adopted the Company’s 2004 Long-Term Incentive Plan (the “2004 Plan”), for its employees, officers and directors. If approved by the stockholders, the 2004 Plan will become effective on July 27, 2004 and will supersede and replace the Company’s current 1991 Stock Option Plan.

          The following description of the 2004 Plan is qualified by reference to the complete text of such Plan which is set forth on Appendix C to this Proxy Statement.

          Purposes of Plan. The 2004 Plan was adopted to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company’s business.

          Plan Administration. The 2004 Plan may be administered by different bodies with respect to different groups of Employees and Consultants. In general, the 2004 Plan will be administered by the Board of Directors or a committee designated by the Board. The Administrator has the sole authority to, among other things:

•	Construe and interpret the 2004 Plan and the awards made under the 2004 Plan,

•	Make rules and regulations relating to the administration of the 2004 Plan,

•	Select Grantees and make awards, and

•	Establish the terms and conditions of grants and awards.

          Eligibility. Any Employees and Consultants selected by the Administrator is eligible for any type of award provided for under the 2004 Plan, except that incentive stock options may not be granted to Consultants. The selection of the Grantees and the nature and size of grants and awards will be wholly within the discretion of the Administrator. A Grantee must be an employee of the Company or a subsidiary continuously from the date a grant is made through the date of payment or settlement thereof, unless otherwise provided by the applicable award. The Company and its subsidiaries had approximately 391 employees as of June 22, 2004.

          Awards. The 2004 Plan provides for the grant of incentive stock options that qualify under Section 422 of the Code and non-statutory options, stock appreciation rights, restricted stock awards, and performance unit or share awards, as such terms are defined in the 2004 Plan.

          Shares Subject to the 2004 Plan. The 2004 Plan authorizes the issuance of up to 10,000,000 shares of Company common stock, par value $.0001. If any shares subject to any award under the 2004 Plan are forfeited or the award otherwise terminates without the issuance of such shares, those shares will again be available for grant under the 2004 Plan. Likewise, shares that are tendered to the Company by a participant as full or partial payment of the exercise price of any stock option granted under the 2004 Plan or in payment of any withholding tax incurred in connection with any award under the 2004 Plan shall be available for issuance under the 2004 Plan.

The shares issued under the 2004 Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

           In no event shall the Company issue Shares, or Awards requiring the Company to issue Shares, pursuant to this Plan to the extent that such issuance or Award exceeds, when combined with the Shares issuable pursuant to the Company’s 1991 Stock Option Plan and all other Shares or Awards under this Plan, 10 percent of the Common Stock of the Company outstanding on a fully diluted basis (assuming the conversion or exercise of all securities that may be converted into or exercised for such Common Stock), unless such issuance of Shares or Award in excess of such 10 percent amount is approved by the stockholders of the Company.

          Adjustments. In the event of a stock dividend, stock split, reverse stock split, combination or reclassification or similar transaction or other change in corporate structure affecting the Company’s common stock, adjustments will be made to the 2004 Plan, including the maximum number of shares subject to the 2004 Plan and the other numerical limitations set forth herein.

          Options; SARs. Options to purchase shares of Company common stock may be granted under the 2004 Plan, either alone or in addition to other awards and for no consideration or for such consideration as the Administrator may determine or as may be required by applicable law. A stock option may be granted in the form of an incentive stock option or a non-qualified stock option.

The price at which a share may be purchased under an option will be determined by the Administrator, but for an incentive stock option the price may not be less than the fair market value of a share on the date the option is granted as defined in the 2004 Plan. The 2004 Plan permits the Administrator to establish the term of each option, but no option will be exercisable after 10 years from the grant date of the option. Options will be exercisable at such time or times as determined by the Administrator at or subsequent to the grant.

The amount of incentive stock options vesting in a particular year cannot exceed $100,000 per participant (or if greater, the maximum amount permitted under Section 422 of the Code), determined using the aggregate fair market value of the shares of Company common stock subject to such options on the date of grant.

Stock appreciation rights entitle a participant to receive upon exercise an amount equal to the number of shares subject to the award multiplied by all or a portion of the excess of the fair market value of a share at the time of exercise over the exercise price of such stock appreciation right. Stock appreciation rights may be granted to Grantees either alone or in addition to other awards and may, but need not, relate to a specific option.

A stock appreciation right related to an option, or the applicable portion thereof, will terminate and no longer be exercisable upon the termination or exercise of the related option. Any option related to a stock appreciation right that is exercised will cease to be exercisable to the extent the related stock appreciation right has been exercised.

          Restricted Stock. Restricted stock awards may be issued to Grantees, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the 2004 Plan. Restricted stock awards may be performance based or non-performance based.

          Performance Awards. Performance-based awards may be issued to Grantees, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the 2004 Plan. The performance criteria to be achieved during a performance period, as defined in the 2004 Plan, and the length of such performance period will be determined by the Administrator.

With certain exceptions, performance awards will be distributed only after the end of the relevant performance period. Performance awards may be paid in cash, shares of Company common stock or any combination thereof, in the sole discretion of the Administrator at the time of payment.

          Change in Control. In the event of a change in control of the Company, the Administrator, at its sole discretion, may determine that all outstanding awards will become fully and immediately exercisable and vested.

In the event of dissolution or liquidation of the Company, the Administrator may, at its sole discretion, declare that any stock option or stock appreciation right shall terminate as of a date fixed by the Administrator and give the Grantee the right to exercise such option or stock option right.

In the event of a merger or asset sale or other change in control, the Administrator may, in its sole discretion, take any of the following actions or any other action the Administrator deems to be fair to the holders of the awards:

•	Provide that all outstanding awards upon the consummation of such a merger or sale shall be assumed by, or an equivalent option or right shall be substituted by, the successor corporation or parent or subsidiary of such successor corporation.

•	Prior to the occurrence of the change in control, provide that all outstanding awards to the extent they are exercisable and vested shall be terminated in exchange for a cash payment equal to the change in control price; or

•	Prior to the occurrence of the change in control, provide for the Grantee to have the right to exercise the award as to all or a portion of the covered stock, including, if so determined by the Administrator, in its sole discretion, shares as to which it would not otherwise be exercisable.

A “change in control” means: (i) when a person (other than the Company, a subsidiary, a Company benefit plan or any person or affiliate of such person who beneficially owns on the date of the adoption of the 2004 Plan securities of the Company representing 50 percent or more of the combined voting power of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities, or (ii) the occurrence of a transaction requiring stockholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation; provided however, that any transaction involving any person or affiliate of such person who beneficially owns on the date of the adoption of the 2004 Plan securities of the Company representing 50 percent or more of the combined voting power of the Company shall not constitute a change in control.

          Effective Date, Term, Amendment and Termination. If approved by stockholders, the 2004 Plan will become effective as of July 27, 2004. Termination will not affect grants and awards then outstanding under the 2004 Plan. The Board of Directors may terminate or amend the 2004 Plan at any time without stockholder approval, unless such approval is necessary to comply with the Exchange Act, the Code or other applicable law.

Federal Income Tax Consequences.

          Pursuant to the 2004 Plan, the Company may grant either “incentive stock options,” as defined in Section 422 of the Code, nonstatutory options, stock appreciation rights, restricted stock awards, performance units or performance shares.

          An Grantee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the Grantee to the alternative minimum tax. Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the Grantee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market of the shares at the date of the option exercise or (b) the sale price of the shares. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the Grantee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

          All options that do not qualify as incentive stock options are referred to as nonstatutory options. An Grantee will not recognize any taxable income at the time he or she receives a nonstatutory option grant. However, upon exercise of the nonstatutory option, the Grantee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by a Grantee who is also an employee of the Company will be subject to tax withholding by the Company. Upon the sale of such shares by the Grantee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

          With respect to restricted stock awards, stock appreciation rights, performance units and performance shares that may be settled either in cash or in shares of common stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of common stock received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the Grantee.

          With respect to shares of common stock that are both nontransferable and subject to a substantial risk of forfeiture the participant will realize ordinary taxable income equal to the fair market value of the shares of common stock at the first time the shares of common stock are either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income realized by the Grantee.

          Section 162(m) Limit. The 2004 Plan is designed to enable the Company to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code. Section 162(m) of the Code provides that, subject to certain exceptions, the company may not deduct compensation paid to any one of certain executive officers in excess of $1 million in any one year. Section 162(m) excludes performance-based compensation meeting certain requirements from the $1 million limitation on tax deductibility. If the 2004 Plan is approved by stockholders, we expect that all stock options, stock appreciation rights and performance awards paid in accordance with the 2004 Plan, and certain grants of restricted stock and other stock-based grants made under the 2004 Plan, will be deductible as performance based compensation not subject to the $1 million limitation on deductibility.

          The foregoing is only a summary of the effect of federal income taxation upon the Grantee and the Company with respect to the grant and exercise of awards under the 2004 Plan, does not purport to be complete, and does not discuss the tax consequences of the Grantee’s death or the income tax laws of any municipality, state or foreign country in which a Grantee may reside.

Other Information.

          New Plan Benefits Table. No benefits or amounts have been granted, awarded or received under the 2004 Plan. Because awards under the 2004 Plan are discretionary, no awards are determinable at this time.

If the 2004 Plan is not approved by stockholders, the Board of Directors will consider other alternatives available with respect to performance based compensation.

          THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED 2004 LONG-TERM INCENTIVE PLAN.

PROPOSAL 3:

RATIFY THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITORS

          The firm of KPMG LLP served as the Company’s independent auditors for the fiscal year ended March 27, 2004. KPMG LLP has advised the Company that the firm does not have any direct or indirect financial interest in the Company or its subsidiaries, nor has such firm had any such interest in connection with the Company or its subsidiaries during the past year, other than in its capacity as the Company’s independent auditors. The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company’s independent auditors for the fiscal year ending March 26, 2005. Although the Audit Committee is not required to do so, it is submitting its selection of the Company’s independent auditors for ratification at the Annual Meeting in order to ascertain the views of its stockholders. The Audit Committee will not be bound by the vote of the stockholders; however, if the selection is not ratified, the Audit Committee would reconsider its selection. Representatives of KPMG LLP may be present at the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Recommendation

          The Board of Directors recommends that the Company’s stockholders vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent auditors.

          On November 6, 2003, the Audit Committee dismissed Deloitte & Touche LLP (“Deloitte”) as its principal accountant. The Company engaged KPMG effective November 6, 2003. The Board of Directors approved the recommendation by the Audit Committee to change accountants.

          In connection with the audits of the Company’s financial statements for the fiscal years ended March 29, 2003 and February 2, 2002, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Deloitte’s satisfaction would have caused Deloitte to make reference in connection with its opinion to the subject matter of the disagreement. The audit report of Deloitte on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended March 29, 2003, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of Deloitte on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended February 2, 2002, contained an explanatory paragraph that the financial statements were prepared assuming the Company continued as a going concern and a paragraph describing a change in accounting principles. During the fiscal years ended March 29, 2003 and February 2, 2002, and the subsequent interim period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

          During the fiscal years ended March 29, 2003 and February 2, 2002, and the subsequent interim period prior to engaging KPMG, neither the Company nor anyone on its behalf consulted with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

ANNUAL REPORT

          The Company’s 2003 Annual Report to Stockholders, including financial statements for the fiscal year ended March 27, 2004, is being distributed to all stockholders of the Company together with this Proxy Statement, in satisfaction of the requirements of the SEC. Additional copies of such report are available upon request. To obtain such additional copies, please contact the Company at (954) 846-8000.

          Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-K, as filed with the SEC (including financial statements and schedules thereto) for the fiscal year ended March 27, 2004, without charge. Please direct written requests to: Mayor’s Jewelers, Inc., c/o John Ball, 14015 N.W. 14th Street Suite 200, Sunrise, Florida 33323.

STOCKHOLDER PROPOSALS

          Pursuant to Rule 14a-8 under the Exchange Act, stockholders of the Company may present proper proposals for inclusion in the Company’s Proxy Statement and for consideration at the next annual meeting by submitting their proposals to the Company in a timely manner. Any stockholder of the Company who wishes to present a proposal for inclusion in the Proxy Statement for action at the 2005 Annual Meeting of Stockholders must comply with the Company’s Bylaws and the rules and regulations of the SEC then in effect. Such proposal must have been mailed to the Company at its offices at 14015 N.W. 14th Street Suite 200, Sunrise, Florida 33323, Attention: Chief Administrative Officer, Marc Weinstein, (954) 846-2701, and must be received by the Company before February 26, 2005. Any proposal will be considered untimely for purposes of Exchange Act Rule 14a-5(e)(2), and any proxy granted with respect to the 2005 Annual Meeting of the Company will confer discretionary authority to vote with respect to such, unless the Company is provided with notice of such proposal by May 11, 2004.

OTHER MATTERS

          The Board of Directors is not aware of any other matters to come before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment in such matters.

APPENDIX A

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. PURPOSE

          The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. In addition to all the responsibilities and authority vested in the Audit Committee under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system and the integrity of the Corporation’s financial statements.

•	Take appropriate action to oversee the independence of the outside auditor.

•	Ensure its receipt from the outside auditors of a formal written statement delineating all relationships between such auditor and the Corporation, consistent with the Independence Standards Board Standard 1.

•	Actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor.

•	Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws and regulations and corporate policy that relate to the Corporation’s financial statements and recommend that the Board take such action relative to such processes as it deems appropriate.

          The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

          The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent as defined in accordance with the Section 121A of the Rules of the American Stock Exchange (the “Exchange”) (or any similar rule of any such exchange on which the Corporation’s stock shall be listed in the future), Rule 10A-3 under the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Act”) and the rules promulgated thereunder. Each member shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall at the time of appointment have a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements, including a company’s balance sheets, income statement, and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or

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background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities, or an active participant on one or more public company audit committees. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

          The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

          A majority of the Committee shall constitute a quorum, and the actions of a majority of the members of the Committee present at any meeting at which a quorum is present, or actions unanimously adopted in writing without holding a meeting, shall be the acts of the Committee. The Chair of the Committee shall report to the Board of Directors following the meetings of the Committee. The Committee shall meet at least quarterly or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent accountants and management periodically to review the Corporation’s financials consistent with IV.4. below.

IV. RESPONSIBILITIES AND DUTIES

          To fulfill its responsibilities and duties, the Committee shall:

DOCUMENTS/REPORTS REVIEW

1.	Review and reassess the adequacy of this Charter, and if necessary, update this Charter, on at least an annual basis or more frequently as conditions dictate.

2.	Review and comment upon the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body or the public, including the internal control report to be included in the Corporation’s annual report in accordance with the Act and rules promulgated thereunder, as well as any certification, report, opinion, or review rendered by the independent accountants.

3.	Review the regular internal reports to management prepared by the internal auditing department and management’s responses.

4.	Review with financial management and the independent accountants the Forms 10-Q and 10-K and earnings press releases and earnings guidance provided to analysts and ratings agencies prior to filing or prior to the release of earnings.

5.	Conduct or authorize investigations into any matters within the Committee’s scope of responsibility.

6.	Retain and determine appropriate funding for independent counsel, accountants, or others to assist the Committee in carrying out their duties, including the conduct of any investigation, or to discuss matters that may have a significant impact on the Corporation, including those matters that may affect its financial reporting, auditing procedures, or compliance policies and programs.

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INDEPENDENT ACCOUNTANTS

7.	Select and retain, evaluate, oversee, determine appropriate funding for and where appropriate discharge and replace the Corporation’s independent accountants engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation (or nominate the independent accountant to be proposed for stockholder ratification in any proxy statement), considering independence and effectiveness. The independent accountant must report directly to the Committee.

8.	Confirm that the independent accountants satisfy the auditing, quality control, ethics and independence requirements of the Act (and of the accounting board created pursuant to the Act), the rules of the Commission and, if applicable, the rules of the Exchange).

9.	On an annual basis, obtain from the independent accountants a formal written statement delineating all relationships between the independent accountant and the Corporation, consistent with Independence Standards Board Standard 1, and review and discuss with the accountants all significant relationships the independent accountants have with the Corporation to determine the accountant’s independence.

10.	Actively engage in dialogue with the independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of the accountants and take, or recommend that the full board take, appropriate action to oversee the independence of the independent accountants.

11.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

12.	Ensure that the independent accountants do not provide to the Corporation any non-audit services, the provision or receipt of which is prohibited by the Act or the rules of the Commission under the Act.

13.	Approve in writing in advance any provision by the independent accountants to the Corporation of any non-audit services the provision of which is not prohibited by the Act or the rules of the Commission under the Act. The Committee does not have to pre-approve non-audit services provided that (i) the fees for all such services do not aggregate to more than five percent of total fees paid by the Corporation to the independent accountants in the fiscal year when services are provided; (ii) such services were not recognized as non-audit services at that time of engagement; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

14.	At least annually, obtain and review a report by the independent accountants describing (i) their firm’s internal quality control procedures; and (ii) any material issues raised by the most recent internal quality control review, or peer review, of their firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

15.	Meet with the independent accountants and discuss the role of the Committee, the fact that the independent accountants report to the Committee, and the form and content of the report to be delivered to the Committee.

16.	Set policies for the hiring by the Corporation of employees or former employees of the independent accountants.

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FINANCIAL REPORTING PROCESSES

17.	In consultation with the independent accountants and the internal auditors, review the scope of the audit and the integrity of the Corporation’s financial reporting processes, both internal and external.

18.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

19.	Consider and recommend for approval, or if appropriate, approve, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

PROCESS IMPROVEMENT

20.	Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in preparation of the financial statements and the view of each as to appropriateness of such judgments.

21.	Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

22.	Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

23.	Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements to financial or accounting practices, as approved by the Committee, have been implemented.

24.	Establish procedures for receiving, retaining and responding to complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters. Such procedures are attached hereto as Exhibit A.

ETHICAL AND LEGAL COMPLIANCE

25.	Ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

26.	Review activities, organizational structure, and qualifications of the internal audit department.

27.	Review, with the organization’s counsel, any legal matters that could have a significant impact on the organization’s financial statements.

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28.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deem necessary or appropriate.

          The Committee shall have unrestricted access to the Corporation’s personnel and documents and will be given the resources necessary to operate under this Charter as determined by the Committee.

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APPENDIX B

MAYOR’S JEWELERS, INC.

NOMINATING COMMITTEE CHARTER

          1. Purpose

               The primary functions of the Nominating Committee (the “Committee”) of Mayor’s Jewelers, Inc. (the “Company”) are to (i) identify individuals who are qualified to serve on the Company’s Board of Directors (the “Board”) based on criteria approved by the Board, and (ii) recommend for selection by the Board the director nominees for the next annual meeting of the shareholders or at any such time that there is a vacancy on the Board.

          2. Composition

(a)	Appointment. The Committee shall consist of three (3) or more independent directors, as determined by the Board in accordance with applicable law and stock exchange listing standards and any standards of Board independence established by the Board from time to time. In the event a vacancy occurs on the Committee prior to such meeting of the Board, the Board shall appoint a member to fill such vacancy at such time. In appointing members to serve on the Committee, the Board shall consider the independence of the members of the committee and all of the facts, circumstances, and such other qualifications as the Board may determine, in its reasonable judgment, to be relevant to serving on the Committee. Unless the Board elects a Chair of the Committee, the Committee may, in its discretion, designate a Chair by an affirmative vote of the majority of the members of the Committee.

(b)	Term. Members of the Committee shall be elected annually by the full Board and shall hold office until the earlier of (i) the election of their respective successors, (ii) the end of their service as a director of the Company (whether through resignation, removal, expiration of term, or death), or (iii) their resignation from the Committee.

(c)	Removal. The Board may remove any member of the Committee at any such time as the Board determines, in its reasonable judgment, that (i) such member no longer meets the qualification standard set forth in Section 2(a) of this Charter, or (ii) it is in the best interests of the Company or its shareholders to remove such member from the Committee.

(d)	Authority.

(i)	The Committee shall have the authority to obtain advice and seek assistance from outside advisors, including search firms, as it determines necessary to carry out its duties. The Committee shall have the authority to engage, retain, approve payment of compensation to and other retention terms of, and terminate any director search firm retained to identify and recommend possible candidates for Board membership. The Committee, and each member of the Committee in his or her capacity as a member of the Committee, shall be entitled to rely, in good faith, on information, opinions, reports, statements, or other information prepared for or presented to them by (A) officers and other employees of

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the Company whom such member believes to be reliable and competent in the matters presented, and (B) counsel or other advisors as to matters which the member believes the person to be reliable and competent in the matters presented.

(ii)	The Committee shall have the power and authority to interpret this Charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.

          3. Meetings

               The Committee shall meet at least annually or more frequently, as may be necessary or appropriate. The presence of a majority of the members of the Committee shall constitute a quorum for the purposes of a meeting of the Committee.

          4. Board Appointments by Preferred Stockholders

               The Committee shall not have any authority over the board nominees made by the Series A-1 Preferred Stockholders pursuant to the Certificate of Designation of Series A-1 Convertible Preferred Stock.

          5. Duties and Responsibilities

               The Committee shall have the duty and responsibility to:

(a)	Consider, recommend and recruit candidates to serve on the Board and to recommend the director nominees selected by the Committee for approval by the Board and the shareholders of the Company;

(b)	When vacancies occur or otherwise at the direction of Board, the Committee shall actively seek individuals whom the Committee determines meet the criteria and standards for recommendation to the Board;

(c)	Consider recommendations of director nominees by shareholders and establish procedures for shareholders to submit recommendations to the Committee;

(d)	Report, on a periodic basis, to the Board regarding compliance with this Charter, the activities of the Committee and any issues with respect to the duties and responsibilities of the Committee;

(e)	Establish a process for interviewing and considering director candidates for nomination to the Board;

(f)	Review and update the criteria for Board membership set forth herein;

(g)	Review and update this Charter at least annually, or more frequently as may be necessary or appropriate; and

(h)	Perform any other activities consistent with this Charter, the Company’s Bylaws and all applicable laws and stock exchange listing standards, as the Committee deems necessary or appropriate.

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          6. Director Nominee Criteria

          The Board has determined that individual nominees for the Board of directors should meet the following specific, minimum qualifications in order to be considered by the Committee as a nominee:

(a)	Independence- Directors should be independent, as determined by the Board in accordance with applicable law and stock exchange listing standards and any standards of Board independence as may be established by the Board from time to time.

(b)	Integrity - Character is the primary consideration in evaluating any Board member. Directors should demonstrate high ethical standards, professionalism, and integrity in their personal and professional dealings.

(c)	Commitment to Service on the Board- Board members should have a history of achievement that reflects high standards for themselves and others and be willing to commit themselves to their duties as members of the Board including availability to participate in regular meetings and the ability to provide thoughtful consideration of a broad range of issues.

(d)	Business Judgment- Shareholders rely on directors to make sensible choices on their behalf so the Board’s directors should be senior executives or have had prior experience in managing and making business decisions in the corporate sector.

(e)	Financial Literacy- One of the important roles of the Board is to monitor the Company’s financial performance. Board members should be financially literate. Directors should know how to read a balance sheet, income statement and cash flow statement, and understand the use of financial ratios and other indices for evaluating Company performance.

(f)	Public Company Experience- Directors should have past experience with public companies or the Securities and Exchange Commission, either through past employment, directorships, or advisory or consulting roles.

          In addition to the specific, minimum qualifications listed above, in order to adequately fulfill the roles and skills needed by the Board, the Committee will consider a host of core competencies that need to be represented on the Board. The Board as a whole should possess the following specific qualities or skills:

(g)	Accounting and Finance- Among the most important missions of the Board is ensuring that shareholder value is both enhanced through corporate performance and protected through adequate internal financial controls. The Board should have one or more directors with specific expertise in financial accounting and corporate finance.

(h)	Industry Knowledge- The Company continually faces new opportunities and challenges that are unique to its industry. The Board should try to have one or more members with appropriate and relevant knowledge specific to the luxury goods and jewelry industry.

(i)	Diversity- The Board believes that it is in its best interest to have members with a diverse set of skill sets and experiences in order to provide varying perspectives to issues confronting the Board. The Board should have members with specific

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skill sets acquired in diverse environments. The Board should be a diverse group of people with members of different gender, race and ethnicity. The Board should have a good cross mix of geographic representation from the markets in which the Company does business.

(j)	Strategy and Vision- A key Board role is to approve and monitor Company strategy to ensure the Company’s continued high performance. The Board should have one or more directors with the skills and capacity to provide strategic insight and direction by encouraging innovation, conceptualizing key trends, evaluating strategic decisions, and continuously challenging the organization to sharpen its vision.

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APPENDIX C

MAYOR’S JEWELERS, INC.
2004 LONG-TERM INCENTIVE PLAN

          1. Purposes of the Plan. The purposes of this Long-Term Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company’s business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards, Performance Units, Performance Shares or Stock Appreciation Rights.

          2. Definitions. As used herein, the following definitions shall apply:

               (a) “Administrator” means the Board or any Committee or person as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) “Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

               (c) “Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Performance Share granted under the Plan.

               (d) “Award Agreement” means a written agreement by which an Award is evidenced.

               (e) “Board” means the Board of Directors of the Company.

               (f) “Change in Control” means the happening of any of the following:

                    (i) When any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee, or any person or affiliate of such person who beneficially owns on the date of adoption of this Plan securities of the Company representing 50 percent or more of the combined voting power of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities; or

                    (ii) The occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation; provided, however, than any such transaction involving any person or affiliate of such person who beneficially owns on the date of adoption of this Plan securities of the Company representing 50 percent or more of the combined voting power of the Company shall not constitute a Change in Control.

               (g) “Change in Control Price” means, as determined by the Board,

                    (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the “60-Day Period”), or

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                    (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or

                    (iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

               (h) “Code” means the Internal Revenue Code of 1986, as amended.

               (i) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

               (j) “Common Stock” means the Common Stock, $.0001 par value, of the Company.

               (k) “Company” means Mayor’s Jewelers, Inc., a Delaware corporation.

               (l) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary or an affiliate of the Company to render services to the Company and who is compensated for such services, including without limitation non-Employee Directors who are paid only a director’s fee by the Company or who are compensated by the Company for their services as non-Employee Directors, and including, for so long as Henry Birks & Sons Inc. owns greater than 20 percent of the voting shares of the Company, employees of Henry Birks & Sons Inc. who provide services to the Company, the costs of which are included within the scope of that certain Management Expense Reimbursement Agreement, dated August 20, 2002, between the Company and Henry Birks & Sons Inc. In addition, as used herein, “consulting relationship” shall be deemed to include service by a non-Employee Director as such.

               (m) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board, an Officer, or a person designated in writing by the Board or an Officer as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.

               (n) “Covered Stock” means the Common Stock subject to an Award.

               (o) “Date of Grant” means the date on which the Administrator makes the determination granting the Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.

               (p) “Date of Termination” means the date on which a Grantee’s Continuous Status as an Employee or Consultant terminates.

               (q) “Director” means a member of the Board.

               (r) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

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               (s) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

               (t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

               (u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (v) “Grantee” means an individual who has been granted an Award.

               (w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (x) “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and that such holder either (i) has held for at least six months or (ii) has purchased on the open market.

               (y) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

               (z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (aa) “Option” means a stock option granted under the Plan.

               (bb) “Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

               (cc) “Performance Period” means the time period during which the performance goals established by the Administrator with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.

               (dd) “Performance Share” has the meaning set forth in Section 9 of the Plan.

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               (ee) “Performance Unit” has the meaning set forth in Section 9 of the Plan.

               (ff) “Plan” means this 2004 Long-Term Incentive Plan.

               (gg) “Restricted Stock Award” means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.

               (hh) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (ii) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

               (jj) “Stock Appreciation Right” or “SAR” has the meaning set forth in Section 7 of the Plan.

               (kk) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards is 10,000,000 Shares. The grant of a SAR shall not reduce the number of Shares that may be subject to Awards; however, the number of Shares issued by the Company upon the exercise of a SAR shall reduce the number of Shares that may be subject to Awards. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Award expires or becomes unexercisable without having been exercised in full the remaining Shares that were subject to the Award shall become available for future Awards under the Plan (unless the Plan has terminated). If any Shares (whether subject to or received pursuant to an Award granted hereunder, purchased on the open market, or otherwise obtained, and including Shares that are deemed (by attestation or otherwise) to have been delivered to the Company as payment for all or any portion of the exercise price of an Award) are withheld or applied as payment by the Company in connection with the exercise of an Award or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for future Awards under the Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

          4. Administration of the Plan.

               (a) Procedure.

                    (i) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to different groups of Employees and Consultants. Except as provided below, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board and constituted to satisfy Applicable Law.

                    (ii) Rule 16b-3. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.

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                    (iii) Section 162(m) of the Code. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.

                    (iv) Authorization of Officers to Grant Options. In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, authorize one or more Officers to designate Officers and Employees (excluding the Officer so authorized) to be Grantees of Options and determine the number of Options to be granted to such Officers and Employees; provided, however, that the resolution adopted by the Board so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee or an Officer, subject to the specific duties delegated by the Board to such Committee or Committee, the Administrator shall have the authority, in its sole and absolute discretion:

                    (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(u) of the Plan;

                    (ii) to select the Consultants and Employees to whom Awards will be granted under the Plan;

                    (iii) to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan, except as otherwise provided in Section 6(a)(iii) of the Plan with respect to non-Employee Directors;

                    (iv) to determine the number of shares of Common Stock to be covered by each Award granted under the Plan, except as otherwise provided in Section 6(a)(iii) of the Plan with respect to non-Employee Directors;

                    (v) to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, for use under the Plan;

                    (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine;

                    (vii) to construe and interpret the terms of the Plan and Awards;

                    (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

                    (ix) to modify or amend each Award (subject to Section 13 of the Plan);

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                    (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                    (xi) to determine the terms and restrictions applicable to Awards;

                    (xii) to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;

                    (xiii) to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act; and

                    (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

          5. Eligibility and General Conditions of Awards.

               (a) Eligibility. Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.

               (b) Maximum Term. Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement; provided, however, that any deferral of a cash payment or of the delivery of Shares that is permitted or required by the Administrator pursuant to Section 10 of the Plan may, if so permitted or required by the Administrator, extend more than ten years after the Date of Grant of the Award to which the deferral relates.

               (c) Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement.

               (d) Termination of Employment or Consulting Relationship. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates (other than upon the Grantee’s death or Disability), then, unless otherwise provided by the Award Agreement, and subject to Section 11 of the Plan:

                    (i) the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Administrator, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three months from the Date of Termination) when the Option is granted. If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan;

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                    (ii) the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

                    (iii) the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards;

                    (iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

               (e) Disability of Grantee. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, then, unless otherwise provided by the Award Agreement:

                    (i) the Grantee may exercise his or her unexercised Option or SAR at any time within 12 months from the Date of Termination, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the Date of Termination (but in no event later than the expiration of the term of the Option or SAR as set forth in the Award Agreement). If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

                    (ii) the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

                    (iii) the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards;

                    (iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

               (f) Death of Grantee. In the event of the death of an Grantee, then, unless otherwise provided by the Award Agreement,

                    (i) the Grantee’s unexercised Option or SAR may be exercised at any time within 12 months following the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement), by the Grantee’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall immediately revert to the Plan. If, after death, the Grantee’s estate or a person who acquired the right to exercise the Option or SAR by bequest or inheritance does not exercise the Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

                    (ii) the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the date of death, shall thereupon automatically be forfeited;

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                    (iii) the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the date of death shall promptly be settled by delivery to the Grantee’s estate or a person who acquired the right to hold the Stock Grant by bequest or inheritance, of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards;

                    (iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of death shall terminate immediately upon the date of death.

               (g) Buyout Provisions. The Administrator may at any time offer to buy out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made. Any such cash offer made to an Officer or Director shall comply with the provisions of Rule 16b-3 relating to cash settlement of stock appreciation rights. This provision is intended only to clarify the powers of the Administrator and shall not in any way be deemed to create any rights on the part of Grantees to buyout offers or payments.

               (h) Nontransferability of Awards.

                    (i) Except as provided in Section 5(h)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

                    (ii) Except as provided in Section 5(h)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred to encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                    (iii) To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Administrator, and subject to such terms and conditions as may be prescribed by the Administrator, a Grantee may transfer an Award to:

                         (A) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);

                         (B) any person sharing the employee’s household (other than a tenant or employee);

                         (C) a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

                         (D) a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or

                         (E) any other entity in which the persons described in (A) or (B) or the Grantee own more than 50 percent of the voting interests;

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provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.

          6. Stock Options.

               (a) Limitations.

                    (i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Any Option designated as an Incentive Stock Option:

                         (A) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary (“Other Plans”)), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the “$100,000 Limit”);

                         (B) shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be exercisable as follows:

                              (1) The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                              (2) If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant.

                    (ii) No Employee shall be granted, in any fiscal year, Options to purchase more than 3,000,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 11 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(a)(ii).

                    (iii) The determination of the number of Shares to be covered by each Option granted to Consultants who are non-Employee Directors and the frequency of such grants shall be made in accordance with the applicable rules and procedures established by the Board.

               (b) Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be 10 years

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from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

               (c) Option Exercise Price and Consideration.

                    (i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator. Except as otherwise provided in this Section 6(c)(i), the exercise price of an Incentive Stock Option shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.

                         (A) In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.

                         (B) Any Option that is (1) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Administrator determines to be necessary to achieve such preservation of economic value.

                         (C) Any Option that is granted to a Grantee not previously employed by the Company, or a Parent or Subsidiary, as a material inducement to the Grantee’s commencing employment with the Company may be granted with such exercise price as the Administrator determines to be necessary to provide such material inducement.

               (d) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.

               (e) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. The acceptable form of consideration may consist of any combination of cash, personal check, wire transfer or, subject to the approval of the Administrator:

                    (i) pursuant to rules and procedures approved by the Administrator, promissory note;

                    (ii) Mature Shares;

                    (iii) pursuant to procedures approved by the Committee, (A) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the

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Grantee by reason of such exercise, or (B) through simultaneous sale through a broker of Shares acquired upon exercise; or

                    (iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law.

               (f) Exercise of Option.

                    (i) Procedure for Exercise; Rights as a Shareholder.

                         (A) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

                         (B) An Option may not be exercised for a fraction of a Share.

                         (C) An Option shall be deemed exercised when the Company receives:

                              (1) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and

                              (2) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.

                              (3) Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                              (4) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          7. Stock Appreciation Rights.

               (a) Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator may grant SARs in tandem with an Option (“Tandem SARs”) or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option.

               (b) Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs may be exercised:

                    (i) with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

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                    (ii) only with respect to the Shares for which its related Option is then exercisable; and

                    (iii) only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

The value of the payment with respect to the Tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

               (c) Payment of SAR Benefit. Upon exercise of a SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

                    (i) the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

                    (ii) the number of Shares with respect to which the SAR is exercised;

                    provided, that the Administrator may provide in the Award Agreement that the benefit payable on exercise of a SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant, or any other limitation, as the Administrator shall specify. As determined by the Administrator, the payment upon exercise of a SAR may be in cash, in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof, as set forth in the Award Agreement.

               (d) No Employee shall be granted, in any fiscal year, SARs with respect to more than 3,000,000 Shares. The limitation described in this Section 7(d) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 11 of the Plan. If a SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11 of the Plan), the canceled SAR will be counted against the limitation described in this Section 7(d).

          8. Restricted Stock Awards. Subject to the terms of the Plan, the Administrator may grant Restricted Stock Awards to any Employee or Consultant, in such amount and upon such terms and conditions as shall be determined by the Administrator.

               (a) Administrator Action. The Administrator acting in its absolute discretion shall have the right to grant Restricted Stock to Employees and Consultants under the Plan from time to time. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. The Administrator may make grants of Performance-Based Restricted Stock and grants of Restricted Stock that is not Performance-Based Restricted Stock.

               (b) Performance-Based Restricted Stock.

                    (i) Effective Date. A grant of Performance-Based Restricted Stock shall be effective as of the date the Administrator certifies that the applicable conditions described in Section 8(b)(iii) of the Plan have been timely satisfied.

                    (ii) Share Limitation. No more than 3,000,000 Shares of Performance-Based Restricted Stock may be granted to an Employee or Consultant in any fiscal year.

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                    (iii) Grant Conditions. The Administrator, acting in its absolute discretion, may select from time to time Employees and Consultants to receive grants of Performance-Based Restricted Stock in such amounts as the Administrator may, in its absolute discretion, determine, subject to any limitations provided in the Plan. The Administrator shall make each grant subject to the attainment of certain performance targets. The Administrator shall determine the performance targets which will be applied with respect to each grant of Performance-Based Restricted Stock at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance targets relate. The performance criteria applicable to Performance-Based Restricted Stock grants will be one or more of the following criteria: (i) Common Stock price; (ii) average annual growth in earnings per share; (iii) increase in shareholder value; (iv) earnings per share; (v) net income; (vi) return on assets; (vii) return on shareholders’ equity; (viii) increase in cash flow; (ix) operating profit or operating margins; (x) revenue growth of the Company; and (xi) operating expenses. The related Restricted Stock Agreement shall set forth the applicable performance criteria and the deadline for satisfying the performance criteria.

               (iv) Forfeiture Conditions. The Administrator may make each Performance-Based Restricted Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Administrator acting in its absolute discretion deems appropriate under the circumstances for Employees or Consultants generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a Performance-Based Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(b)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

          (c) Restricted Stock Other Than Performance-Based Restricted Stock.

               (i) Effective Date. A Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall be effective (a) as of the date set by the Administrator when the grant is made or, if the grant is made subject to one, or more than one, condition, (b) as of the date the Administrator determines that such conditions have been timely satisfied.

               (ii) Grant Conditions. The Administrator acting in its absolute discretion may make the grant of Restricted Stock which is not Performance-Based Restricted Stock to a Grantee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Administrator deems appropriate under the circumstances for Employees or Consultants generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition.

               (iii) Forfeiture Conditions. The Administrator may make each grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Administrator acting in its absolute discretion deems appropriate under the circumstances for Employees or Consultants generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(c)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

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          (d) Dividends and Voting Rights. Each Restricted Stock Agreement shall state whether the Grantee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Grantee’s interest in such stock is forfeited completely or becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Grantee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Grantee will be eligible to receive one, or more than one, payment in the future to compensate the Grantee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets, and the Grantee shall be no more than a general and unsecured creditor of the Company with respect to such payments. If a stock dividend is declared on such a Share after the grant is effective but before the Grantee’s interest in such Stock has been forfeited or has become nonforfeitable, such stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Grantee’s interest in such stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Share with respect to which the stock dividend was paid is forfeited or becomes nonforfeitable. If a dividend is paid other than in cash or stock, the disposition of such dividend shall be made in accordance with such rules as the Administrator shall adopt with respect to each such dividend. A Grantee shall have the right to vote the Shares related to his or her Restricted Stock grant after the grant is effective with respect to such Shares but before his or her interest in such Shares has been forfeited or has become nonforfeitable.

          (e) Satisfaction of Forfeiture Conditions. A Share shall cease to be Restricted Stock at such time as a Grantee’s interest in such Share becomes nonforfeitable under the Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8(b) or Section 8(c) and shall be transferred to the Grantee.

          9. Performance Units and Performance Shares.

               (a) Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, the Administrator may grant Performance Units or Performance Shares to any Employee or Consultant in such amounts and upon such terms as the Administrator shall determine.

               (b) Value/Performance Goals. Each Performance Unit shall have an initial value that is established by the Administrator on the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Administrator shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

               (c) Payment of Performance Units and Performance Shares.

                    (i) Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, determined as a function of the extent to which the corresponding performance goals have been achieved.

                    (ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Administrator determines appropriate, the Administrator may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

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               (d) Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Administrator may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

          10. Tax Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state, local or foreign government. Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, local and foreign withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Grantee may pay the withholding tax in cash, or, if the applicable Award Agreement provides, a Grantee may elect to have the number of Shares he is to receive reduced by the smallest number of whole Shares that, when multiplied by the Fair Market Value of the Shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state, local and foreign, if any, withholding taxes arising from exercise or payment of a grant under the Plan (a “Withholding Election”). A Grantee may make a Withholding Election only if the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Administrator. The Administrator may in its sole discretion disapprove and give no effect to the Withholding Election.

          11. Adjustments Upon Changes in Capitalization or Change of Control.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration so as to result in any such adjustment. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.

               (b) Change in Control. In the event of a Change in Control, then the following provisions shall apply:

                    (i) Vesting. The Administrator, in the exercise of its sole discretion, may provide that any Award outstanding on the date such Change in Control is determined to have occurred that is not yet exercisable and vested on such date shall become fully exercisable and vested on the date of such Change in Control.

                    (ii) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Award is outstanding, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option or SAR shall terminate as of a date fixed by the

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Administrator and give each Grantee the right to exercise his or her Option or SAR as to all or any part of the Covered Stock, including Shares as to which the Option or SAR would not otherwise be exercisable.

                    (iii) Merger or Asset Sale or Other Change in Control. In the event of the occurrence of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, in each case resulting in a Change in Control, or other event resulting in a Change in Control the Administrator, in the exercise of its sole discretion, shall be entitled to take any of the following actions, or any other action that the Administrator in the exercise of its sole discretion determines to be fair to the holders of Awards:

                         (A) prior to the occurrence of such a Change in Control, provide that all outstanding Awards upon the consummation of such a merger or sale shall be assumed by, or an equivalent option or right shall be substituted by, the successor corporation or a Parent or Subsidiary of the successor corporation;

                         (B) prior to the occurrence of such a Change in Control, provide that all outstanding Awards, to the extent they are exercisable and vested (including, if so determined by the Administrator in the exercise of its sole discretion, Awards that shall become exercisable and vested pursuant to Section 11(b)(i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price (reduced by the exercise price applicable to such Awards). These cash proceeds shall be paid to the Grantee or, in the event of death of an Grantee prior to payment, to the estate of the Grantee or to a person who acquired the right to exercise the Award by bequest or inheritance; or

                         (C) prior to the occurrence of such a Change in Control, provide for the Grantee to have the right to exercise the Award as to all or a portion of the Covered Stock, including, if so determined by the Administrator in the exercise of its sole discretion, Shares as to which it would not otherwise be exercisable. If the Administrator makes an Award exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Grantee that the Option or SAR shall be fully exercisable for a period of 15 days from the date of such notice (or such shorter period of time as the Administrator determines to be reasonable in the exercise of its sole discretion), and the Award will terminate upon the expiration of such period.

          12. Term of Plan. The Plan shall become effective upon its approval by the shareholders of the Company within 12 months after the earlier of the date of its adoption by the Board or the date of its approval by the shareholders. Such shareholder approval shall be obtained in the manner and to the degree required under applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. The Plan shall continue in effect until the tenth anniversary of adoption of the Plan by the Board, unless terminated earlier under Section 13 of the Plan.

          13. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

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               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

          14. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

          15. Liability of Company.

               (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

               (b) Grants Exceeding Allotted Shares. If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Covered Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

          16. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          17. Rights of Employees and Consultants. Neither the Plan nor any Award shall confer upon an Grantee any right with respect to continuing the Grantee’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

          18. Sub-plans for Foreign Subsidiaries. The Board may adopt sub-plans applicable to particular foreign Subsidiaries. All Awards granted under such sub-plans shall be treated as grants under the Plan. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

          19. Construction. The Plan shall be construed under the laws of the State of Florida, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

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          20. Authorized Shares. The Company shall be authorized to issue Awards payable by issuing Shares under this Plan only to the extent that it has a sufficient number of authorized but unissued shares of Common Stock available for issuance under its Certificate of Incorporation. In no event shall the Company issue Shares, or Awards requiring the Company to issue Shares, pursuant to this Plan to the extent that such issuance or Award exceeds, when combined with the Shares issuable pursuant to the Company’s 1991 Stock Option Plan and all other Shares or Awards under this Plan, 10 percent of the Common Stock of the Company outstanding on a fully diluted basis (assuming the conversion or exercise of all securities that may be converted into or exercised for such Common Stock), unless such issuance of Shares or Award in excess of such 10 percent amount is approved by the stockholders of the Company. The proceeding sentence shall not limit the Company’s ability to issue Awards under this Plan that are payable other than in Shares of the Company.

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MAYOR’S JEWELERS, INC.

ANNUAL MEETING OF STOCKHOLDERS, JULY 27, 2004
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas A. Andruskevich and Marc Weinstein, or either of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of the Common Stock of Mayor’s Jewelers, Inc. (the “Company”), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at the American Stock Exchange (Board Room), 86 Trinity Place, New York, NY 10006, on Tuesday, July 27, 2004, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, upon the matters set forth on the reverse side and more fully described in the Notice and Proxy Statement for said Annual Meeting and in their discretion upon all other matters that may properly come before said Annual Meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2004 ANNUAL MEETING OF THE COMPANY’S STOCKHOLDERS.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

Keep this portion for your records.

Detach and return this portion only.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

     TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:  ☒

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL ITEMS.

     (l) ELECTION OF DIRECTOR: (Nominee is Judith MacDonald)

☐ FOR	☐ WITHHOLD AUTHORITY

     (2) APPROVE THE COMPANY’S 2004 LONG-TERM INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

     (3) RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 26, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated:                            , 2004

___________________________________
Signature

___________________________________
Signature if held jointly

(Please sign exactly as name appears hereon. If the
stock is registered in the names of two or more
persons, each should sign. Executors, administrators,
trustees, guardians, attorneys and corporate officers
should include their titles.)

Please sign, date and promptly return this Proxy in the enclosed envelope.